                                                                                Execution Copy

==============================================================================================

                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                           Company,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                            DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                           Trustee

                                      SERIES SUPPLEMENT,

                                   DATED AS OF MAY 1, 2006,

                                              TO

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT
                                  dated as of March 1, 2006

                       Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2006-QS5

==============================================================================================

         Section 2.03. Representations, Warranties and Covenants of the Master Servicer and
                       the Company.........................................................26

         Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the
                       Standard Terms).....................................................29

         Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates
                       Evidencing Interests in REMIC I Certificates........................29

         Section 2.06. Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by
                       the Trustee.........................................................29

         Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II............29

         Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard

         Section 4.01. Certificate Account. (See Section 4.01 of the Standard
                       Terms).........31

         Section 4.02. Distributions.......................................................31

         Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies;
                       Exchange Act Reporting. (See Section 4.03 of the Standard Terms)....38

         Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by
                       the Master Servicer. (See Section 4.04 of the Standard Terms).......38

         Section 4.05. Allocation of Realized Losses.......................................38

         Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.   (See
                       Section 4.06 of the Standard Terms).................................40

         Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07

         Section 6.01. Respective Liabilities of the Company and Master Servicer. (See
                       Section 6.01 of the Standard Terms).................................42

         Section 6.02. Merger or Consolidation of the Company or Master Servicer; Assignment
                       of Rights and Delegation of Duties by the Master    Servicer. ......42

         Section 6.03. Limitation on Liability of the Company, Master Servicer and Others
                       (See Section 6.03 of the Standard Terms). ..........................42

         Section 6.04. Company and Master Servicer Not to Resign (See Section 6.04 of the

         Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                       Termination Upon Purchase by the Master Servicer or
                       Liquidation        of All Mortgage Loans............................45

         Section 9.02. Additional Termination Requirements (See Section 9.02 of Standard
                       Terms). ............................................................45

         Section 9.03. Termination of Multiple REMICs. (See Section 9.03 of Standard Terms).45

Article X    REMIC PROVISIONS..............................................................46

         Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms)....46

         Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification.
                       (See Section 10.02 of the Standard Terms). .........................46

         Section 10.03.Designation of REMICs...............................................46

         Section 10.04.Distributions on the Uncertificated REMIC I Regular Interests and the

         Section 11.02.Recordation of Agreement;  Counterparts. (See Section 11.02 of the
                       Standard Terms).....................................................49

         Section 11.03.Limitation on Rights of Certificateholders. (See Section 11.03 of the
                       Standard Terms).....................................................49

         Section 11.04.Governing Law. (See Section 11.04 of the Standard Terms)............49

         Section 11.05.Notices.............................................................49

         Section 11.06.Required Notices to Rating Agency and Subservicer.
                                                 (See Section 11.06 of the Standard Terms).50

         Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                       Terms)..............................................................50

         Section 11.08.Supplemental Provisions for Resecuritization.
                                                           (See Section 11.08 of the
                       Standard Terms).....................................................50

         Section 11.09.Allocation of Voting Rights.........................................50

         Section 11.10.No Petition.........................................................50

                                           EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of March 1, 2006

        This is a Series  Supplement,  dated as of May 1, 2006 (the "Series  Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated  as of  March 1,  2006 and attached  as Exhibit  Four  hereto  (the  "Standard  Terms"  and,  together  with this  Series
Supplement,  the  "Pooling  and  Servicing  Agreement"  or  "Agreement"),   among  RESIDENTIAL
ACCREDIT  LOANS,  INC., as the company  (together  with its permitted  successors and assigns, the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together  with its permitted  successors  and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein).  As provided herein,  the REMIC  Administrator will make an election to treat the entire  segregated  pool of assets  described in the definition of Trust Fund, and subject to  this  Agreement  (including  the  Mortgage  Loans),  exclusive  of the  Yield  Maintenance
Agreement,  as two real estate  mortgage  investment  conduits  (each,  a "REMIC") for federal income tax purposes.

        The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any  provision  contained in the Standard  Terms,  the terms and  provisions  of this Series  Supplement  shall  govern.  All  capitalized  terms not otherwise  defined  herein  shall  have the  meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate
Initial  Certificate  Principal  Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                         Aggregate
                          Initial
                        Certificate
            Pass-Through  Principal                            Maturity     Fitch/Moody's/      Minimum
Designation    Rate      Balance    Features(1)                  Date            S&P         Denominations(2)

 Class A-1                            Senior/Lockout/Fixed
              6.00%    $65,000,000.00          Rate           May 25, 2036    AAA/Aaa/AAA     $25,000.00
 Class A-2    6.00%                    Senior/ Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
                       $201,340,000.00
 Class A-3    6.00%    $96,590,000.00   Senior/Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
 Class A-4    6.00%    $99,630,000.00   Senior/Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
 Class A-5    6.00%    $33,909,000.00   Senior/Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
 Class A-6    6.00%    $43,630,000.00   Senior/Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
 Class A-7   Adjustable              Senior/Floater/AdjustableMay 25, 2036    AAA/Aaa/AAA     $25,000.00
             Rate(3)   $80,970,000.00         Rate
                                        Senior/Inverse
 Class A-8   Adjustable  $0.00(4)       Floater/Interest      May 25, 2036    AAA/Aaa/AAA     $2,000,000.00
             Rate(3)                  Only/Adjustable Rate
 Class A-9    6.00%                     Senior/Fixed Rate     May 25, 2036    AAA/Aaa/AAA     $25,000.00
                       $29,000,000.00
 Class A-P    0.00%    $787,794.90                            May 25, 2036    AAA/Aaa/AAA     $25,000.00
                                      Senior/Principal Only
 Class A-V   Variable    $0.00(6)        Senior/Interest      May 25, 2036    AAA/Aaa/AAA     $2,000,000.00
             Rate(5)                   Only/Variable Rate
 Class R-I    6.00%      $100.00      Senior/Residual/Fixed   May 25, 2036    AAA/Aaa/AAA             (7)
                                              Rate
Class R-II    6.00%      $100.00      Senior/Residual/Fixed   May 25, 2036    AAA/Aaa/AAA             (7)
                                              Rate
 Class M-1    6.00%    $25,825,800.00 Mezzanine/Fixed Rate    May 25, 2036      AA/NA/NA      $25,000.00
              6.00%                   Mezzanine/Fixed Rate    May 25, 2036      A/NA/NA       $250,000.00
 Class M-2             $6,979,700.00
  Class M-3   6.00%    $5,234,800.00  Mezzanine/Fixed Rate    May 25, 2036     BBB/NA/NA      $250,000.00
 Class B-1    6.00%    $3,838,900.00 Subordinate/Fixed Rate   May 25, 2036      BB/NA/NA      $250,000.00
 Class B-2    6.00%    $2,791,900.00 Subordinate/Fixed Rate   May 25, 2036      B/NA/NA       $250,000.00
 Class B-3    6.00%    $2,442,909.75 Subordinate/Fixed Rate   May 25, 2036      NA/NA/NA      $250,000.00

(1)  The  Certificates,  other  than  the  Class  B  Certificates  and  Class  R
Certificates, shall be Book-Entry Certificates. The Class B Certificates and the
Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates,  other than the Class R Certificates, shall be issuable in minimum  dollar  denominations  as  indicated  above (by  Certificate  Principal
Balance or Notional  Amount,  as  applicable)  and integral  multiples of $1 (or
$1,000 in the case of the Class B-1,  Class B-2 and Class B-3  Certificates)  in
excess  thereof,  except that one Certificate of any of the Class B-1, Class B-2 and Class B-3  Certificates  that contains an uneven multiple of $1,000 shall be issued in a denomination  equal to the sum of the related  minimum  denomination set  forth  above and such  uneven  multiple  for such  Class or the sum of such denomination and an integral multiple of $1,000.

(3)
-----------------------------------------------------------------------------------------
  Adjustable      Initial             Formula                Maximum          Minimum
    Rates:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A-7          5.34%           LIBOR + 0.30%         Subject to the        0.30%
                                                       Available Funds Cap
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A-8          0.66%           5.70% - LIBOR              5.70%            0.00%
-----------------------------------------------------------------------------------------

The  Class A-7  Certificates  will  represent  ownership  of  regular  interests  in REMIC II, together  with  certain  rights to payments to be made from amounts  received  under the Yield
Maintenance  Agreement  which will be deemed made for federal  income tax purposes  outside of
REMIC II.

(4) The Class A-8 Certificates do not have a Certificate  Principal  Balance.  For the purpose of calculating  interest  payments,  interest on the Class A-8  Certificates  will accrue on a notional  amount  equal to the  Certificate  Principal  Balance of the Class A-7  Certificates
immediately prior to the related Distribution Date.

(5) The initial Pass-Through Rate on the Class A-V Certificates is 0.7782%.

(6)  The  Class  A-V  Certificates  do not  have a  principal  balance.  For  the  purpose  of calculating  interest  payments,  interest  on the Class  A-V  Certificates  will  accrue on a notional amount equal to the aggregate stated principal  balance of the mortgage loans,  which is initially equal to approximately $697,971,004.65.

(7) Each class of the Class R Certificates  shall be issuable in minimum  denominations of not less than a 20% Percentage Interest;  provided,  however, that one Class R Certificate of each
Class will be issuable to  Residential  Funding as "tax matters  person"  pursuant to Sections
10.01(c) and (e) in a minimum  denomination  representing  a  Percentage  Interest of not less than 0.01%.

        The  Mortgage  Loans have an  aggregate  principal  balance as of the Cut-off  Date of
$697,971,004.65

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section  1.01         Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Adjustable  Rate  Certificates:  Any of the  Class  A-7  Certificates  and  Class  A-8
Certificates.

        Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia
Mortgage  Loan, the agreement  between the consumer and the co-owner  pursuant to which all of the  co-owner's  interest as a  beneficiary  under the related  Sharia  Mortgage Loan Security
Instrument  and the  co-owner's  interest in the related  Mortgaged  Property is conveyed to a subsequent  owner,  which may take the form of an "Assignment  Agreement" and an "Amendment of
Security  Instrument" or an "Assignment  Agreement and Amendment of Security  Instrument",  as
applicable.

        Available Funds Cap: With  respect  to  any   Distribution   Date  on  or  before  the
Distribution  Date in  January  2011 and the Class  A-7  Certificates,  6.00%  per annum  plus amounts,  if any, paid pursuant to the Yield Maintenance  Agreement,  expressed as a per annum rate.  With respect to any Distribution Date after January 2011, 6.00% per annum.

        Bankruptcy  Amount:  As of any date of  determination  prior to the first  anniversary of the Cut-off  Date,  an amount  equal to the excess,  if any, of (A)  $262,700  over (B) the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more specific  Classes of
Certificates  in  accordance  with Section 4.05 of this Series  Supplement.  As of any date of determination  on or after the first  anniversary  of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the  lesser  of (a) the  Bankruptcy  Amount  calculated  as of the close of business on the Business Day immediately  preceding the most recent anniversary of the
        Cut-off Date  coinciding  with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the  Cut-off  Date,  the  Business  Day immediately  preceding such date of  determination)  (for purposes of this definition, the "Relevant Anniversary") and (b) the greatest of

                      (A)    (i)  if  the  aggregate  principal  balance  of  the  Non-Primary
               Residence  Loans as of the Relevant  Anniversary is less than 10% of the Stated
               Principal Balance of the Mortgage Loans as of the Relevant Anniversary,  $0.00,
               or (ii) if the aggregate  principal balance of the Non-Primary  Residence Loans as of the  Relevant  Anniversary  is equal to or greater than 10% of the Stated
               Principal  Balance of the Mortgage  Loans as of the Relevant  Anniversary,  the
               sum of (I) the aggregate  principal balance of the Non-Primary  Residence Loans with a  Loan-to-Value  Ratio of greater  than  80.00% but less than or equal to
               90.00%  (other  than  Additional  Collateral  Loans),  times  0.25%,  (II)  the
               aggregate  principal  balance  of  the  Non-Primary   Residence  Loans  with  a
               Loan-to-Value  Ratio of  greater  than  90.00% but less than or equal to 95.00%
               (other than Additional  Collateral Loans), times 0.50%, and (III) the aggregate principal  balance of the  Non-Primary  Residence  Loans  with a  Loan-to-Value
               Ratio of greater than 95.00%  (other than  Additional  Collateral  Loans) times
               0.75%, in each case as of the Relevant Anniversary;

                      (B)    the  greater  of (i) the  product  of (x) an amount  equal to the
               largest   difference  in  the  related  Monthly  Payment  for  any  Non-Primary
               Residence  Loan   remaining  in  the  Mortgage  Pool  (other  than   Additional
               Collateral Loans) which had an original  Loan-to-Value  Ratio of 80% or greater that would  result if the Net  Mortgage  Rate thereof was equal to the weighted average  (based  on the  principal  balance  of the  Mortgage  Loans  as of the
               Relevant  Anniversary)  of the Net Mortgage  Rates of all Mortgage  Loans as of
               the  Relevant  Anniversary  less  1.25% per  annum,  (y) a number  equal to the weighted  average  remaining term to maturity,  in months,  of all  Non-Primary
               Residence Loans remaining in the Mortgage Pool as of the Relevant  Anniversary,
               and (z) one plus the quotient of the number of all Non-Primary  Residence Loans remaining  in the  Mortgage  Pool  divided by the total  number of  Outstanding
               Mortgage  Loans in the Mortgage Pool as of the Relevant  Anniversary,  and (ii)
               $50,000; and

                      (C)    the greater of (i) 0.0006 times the aggregate  principal  balance of all the Mortgage  Loans in the Mortgage Pool as of the Relevant  Anniversary
               having a  Loan-to-Value  Ratio  (other  than  Additional  Collateral  Loans) at origination which exceeds 75% and (ii) $100,000,

               over (2) the aggregate  amount of Bankruptcy  Losses allocated solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 since the
        Relevant Anniversary.

        The  Bankruptcy  Amount may be  further  reduced  by the  Master  Servicer  (including accelerating  the manner in which such  coverage is reduced)  provided  that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating Agency that such  reduction  shall not reduce the rating  assigned  to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Certificate:   Any Class A, Class M, Class B or Class R Certificate.

        Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "Deutsche Bank Trust
Company  Americas,  as trustee,  in trust for the registered  holders of Residential  Accredit
Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-QS5" and which must be an Eligible Account.

        Certificate Policy:   None.

        Class A  Certificate:  Any one of the Class  A-1,  Class A-2,  Class  A-3,  Class A-4,
Class A-5, Class A-6,  Class A-7,  Class A-8, Class A-9, Class A-V or Class A-P  Certificates,
executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A.

        Class  R  Certificate:   Any  one  of  the  Class  R-I  Certificates  and  Class  R-II
Certificates.

        Class  R-I  Certificate:  Any  one of  the  Class  R-I  Certificates  executed  by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:   May 30, 2006.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
1761  East  St.  Andrew  Place,  Santa  Ana,  California  92705-4934,  Attention:  Residential
Funding Corporation Series 2006-QS5.

        Cut-off Date:   May 1, 2006.

        Destroyed  Obligaton  to  Pay:  An  Obligation  to  Pay  the  original  of  which  was permanently lost or destroyed and has not been replaced.

        Determination  Date:  With respect to any  Distribution  Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate:   6.00% per annum.

        Due Period:  With  respect to each  Distribution  Date,  the  calendar  month in which such Distribution Date occurs.

        Eligible  Funds:  On any  Distribution  Date,  the excess,  if any,  of the  Available
Distribution Amount over the sum of (i) the aggregate amount of Accrued  Certificate  Interest on the  Senior  Certificates,  (ii)  the  Senior  Principal  Distribution  Amount  (determined
without  regard  to  Section   4.02(a)(ii)(Y)(D)   hereof),  (iii)  the  Class  A-P  Principal
Distribution  Amount  (determined  without regard to clause (E) of the definition of Class A-P
Principal  Distribution  Amount) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:   The Class A-7 Certificates.

        Fraud  Loss  Amount:  As of any date of  determination  after  the  Cut-off  Date,  an amount  equal to: (X) prior to the first  anniversary  of the Cut-off  Date an amount equal to
3.00% of the aggregate  outstanding  principal  balance of all of the Mortgage Loans as of the
Cut-off  Date  minus the  aggregate  amount of Fraud  Losses  allocated  solely to one or more specific  Classes of Certificates  in accordance  with Section 4.05 of this Series  Supplement since the  Cut-off  Date up to such  date of  determination,  (Y) from the  first to,  but not including,  the second  anniversary  of the Cut-off Date, an amount equal to (1) the lesser of
(a) the Fraud  Loss  Amount as of the most  recent  anniversary  of the  Cut-off  Date and (b)
2.00% of the aggregate  outstanding  principal  balance of all of the Mortgage Loans as of the most recent  anniversary  of the Cut-off Date minus (2) the  aggregate  amount of Fraud Losses allocated  solely to one or more specific  Classes of  Certificates in accordance with Section
4.05 since the most recent  anniversary of the Cut-off Date up to such date of  determination, and (Z) from the second to, but not including,  the fifth  anniversary of the Cut-off Date, an amount  equal  to (1)  the  lesser  of (a)  the  Fraud  Loss  Amount  as of  the  most  recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate  outstanding  principal balance of all of the Mortgage  Loans as of the most recent  anniversary of the Cut-off Date minus (2)
the  aggregate  amount of Fraud Losses  allocated  solely to one or more  specific  Classes of
Certificates  in  accordance  with  Section  4.05  since the most  recent  anniversary  of the
Cut-off  Date up to such date of  determination.  On and after  the fifth  anniversary  of the
Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud  Loss  Amount  may be further  reduced  by the  Master  Servicer  (including accelerating  the manner in which such  coverage is reduced)  provided  that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating Agency that such  reduction  shall not reduce the rating  assigned  to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $761.88  representing  scheduled principal  amortization and  interest at the Net  Mortgage  Rate  payable  during the June 2006 Due Period,  for those
Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial  Notional  Amount:  With respect to the Class A-8  Certificates,  $80,970,000.
With respect to the Class A-V  Certificates  or Subclass  thereof  issued  pursuant to Section
5.01(c) of the Standard Terms,  the aggregate  Cut-off Date Principal  Balance of the Mortgage
Loans  corresponding  to the  Uncertificated  REMIC I Regular  Interests Z represented by such
Class or Subclass on such date.

        Initial  Subordinate  Class  Percentage:  With  respect to each  Class of  Subordinate
Certificates,  an  amount  which is  equal  to the  initial  aggregate  Certificate  Principal
Balance of such Class of Subordinate  Certificates  divided by the aggregate  Stated Principal
Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:   3.70%          Class B-1:   0.55%
        Class M-2:   1.00%          Class B-2:   0.40%
        Class M-3:   0.75%          Class B-3:   0.35%

        Interest Accrual Period:    With  respect  to any Class of  Certificates  (other  than the Adjustable  Rate  Certificates)  and any  Distribution  Date, the calendar month preceding the month in which  such  Distribution  Date  occurs.  With  respect  to the  Adjustable  Rate
Certificates  and any  Distribution  Date,  the period  beginning on the 25th day of the month preceding the month in which such  Distribution  Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest  Only  Certificates:  Any one of the  Class  A-8  Certificates  or Class  A-V
Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:   The Class A-8 Certificates.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.03.

        Lockout Certificates:   The Class A-1 Certificates.

        Lockout  Percentage:  For any  Distribution  Date occurring prior to the  Distribution
Date in June 2011,  0%. For each  Distribution  Date  thereafter,  a fraction,  expressed as a percentage,  the  numerator of which is the  aggregate  Certificate  Principal  Balance of the
Lockout  Certificates  and the  denominator  of which is the aggregate  Certificate  Principal
Balance of the Senior Certificates other than the Class A-P Certificates.

        Lockout  Shift   Percentage:   For  any  Distribution  Date  occurring  prior  to  the
Distribution  Date in June 2011,  0%.  For any  Distribution  Date  occurring  thereafter,  as follows:  30% for any  Distribution  Date on or after  June 2011 and prior to June  2012;  40%
for any  Distribution  Date on or  after  June  2012  and  prior  to  June  2013;  60% for any
Distribution  Date on or after  June 2013 and  prior to June  2014;  80% for any  Distribution
Date on or  after  June  2014 and  prior to June  2015;  and  100% for any  Distribution  Date thereafter.

        Maturity Date: May 25, 2036, the Distribution  Date  immediately  following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage:  With respect to each  Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee  simple or  leasehold  interest  in real  property  securing a
Mortgage  Note.  With respect to each  Obligation  to Pay related to a Sharia  Mortgage  Loan, the Sharia Mortgage Loan Security Instrument.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit One (as  amended  from time to time to reflect the  addition of  Qualified  Substitute
Mortgage  Loans),  which list or lists shall set forth the  following  information  as to each
Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)   the initial scheduled monthly payment of principal,  if any, and interest ("ORIGINAL P
        & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     the rate at which  the  Subservicing  Fee  accrues  ("SUBSERV  FEE")  and at which the
        Servicing Fee accrues ("MSTR SERV FEE");

(xi)    a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
        Loan is secured by a second or vacation residence; and

(xii)   a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such  schedule  may  consist  of  multiple  reports  that  collectively  set  forth all of the information required.

        Mortgage  Loans:  Such of the mortgage  loans,  including any Sharia  Mortgage  Loans, transferred  and  assigned  to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage Loan Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each Cooperative Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and
all rights appertaining  thereto,  (ii) with respect to each Sharia Mortgage Loan, the related
Obligation  to  Pay,   Sharia  Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan
Co-Ownership  Agreement,  Assignment  Agreement  and  Amendment  of  Security  Instrument  and
Mortgage  File and all rights  appertaining  thereto and (iii) with  respect to each  Mortgage
Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification  thereto.  With respect to each Sharia  Mortgage Loan, the related  Obligation to
Pay.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.  As to any
Sharia  Mortage  Loan,  the profit factor  described in the related  Obligation to Pay, or any modification thereto other than a Servicing Modification.

        Mortgagor:  The  obligor  on a Mortgage  Note,  or with  respect to a Sharia  Mortgage
Loan, the consumer on an Obligation to Pay.

        Notional Amount:     As of any  Distribution  Date,  (i) with respect to the Class A-8
Certificates,  an  amount  equal  to  the  Certificate  Principal  Balance  of the  Class  A-7
Certificates  immediately  prior to such  date,  provided,  however,  for  federal  income tax purposes,  as of any  Distribution  Date,  with  respect  to the Class A-8  Certificates,  the
equivalent  of  the  foregoing,   expressed  as  the   Uncertificated   Principal  Balance  of
Uncertificated  REMIC I Regular  Interest  W  immediately  prior to that  date;  and (ii) with respect to any Class A-V  Certificates or Subclass  thereof issued pursuant to Section 5.01(c)
of  the  Standard  Terms,  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans
corresponding to the  Uncertificated  REMIC I Regular Interests Z represented by such Class or
Subclass immediately prior to such date.

        Obligation to Pay: The  originally  executed  obligation  to pay or similar  agreement evidencing  the obligation of the consumer  under a Sharia  Mortgage  Loan,  together with any modification thereto.

        Pass-Through  Rate:  With  respect  to  the  Senior   Certificates   (other  than  the
Adjustable  Rate,  Class A-V and Class A-P  Certificates),  Class M  Certificates  and Class B
Certificates  and any  Distribution  Date,  the per annum  rates set forth in the  Preliminary
Statement hereto.

o       With  respect to the Class A-7 and the  initial  Interest  Accrual  Period,  5.34% per annum,  and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.30%,  subject to a maximum  rate of the  Available  Funds
               Cap and a minimum rate of 0.30% per annum.

o       With respect to the Class A-8  Certificates  and the initial  Interest Accrual Period,
               0.66% per annum,  and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 5.70%  minus  LIBOR,  with a maximum  rate of 5.70% per annum and a minimum rate of 0.00% per annum.

With  respect  to the  Class  A-V  Certificates  (other  than any  Subclass  thereof)  and any
Distribution  Date, a rate equal to the weighted  average,  expressed as a percentage,  of the
Pool  Strip  Rates  of all  Mortgage  Loans  as of the Due  Date in the  related  Due  Period, weighted on the basis of the respective  Stated  Principal  Balances of such Mortgage Loans as of the day  immediately  preceding  such  Distribution  Date (or,  with respect to the initial
Distribution  Date, at the close of business on the Cut-off  Date).  With respect to the Class
A-V Certificates and the initial  Distribution  Date the Pass-Through Rate is equal to 0.7782%
per annum.  With  respect  to any  Subclass  of Class A-V  Certificates  and any  Distribution
Date,  a rate equal to the weighted  average,  expressed  as a  percentage,  of the Pool Strip
Rates of all Mortgage Loans  corresponding to the  Uncertificated  REMIC I Regular Interests Z
represented  by such  Subclass as of the Due Date in the  related Due Period,  weighted on the basis  of the  respective  Stated  Principal  Balances  of such  Mortgage  Loans as of the day immediately  preceding  such  Distribution  Date (or with respect to the initial  Distribution
Date, at the close of business on the Cut-off  Date).  The Principal  Only  Certificates  have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue  discount and premium and market  discount on the  Certificates  for federal income tax purposes,  which assumes a constant  prepayment  rate of 10.0% per annum of the then  outstanding  principal  balance of the related  Mortgage Loans in the first month of the life of such Mortgage  Loans and an additional  approximately  1.272727% per annum in each month  thereafter  until the twelfth  month,  and  beginning in the twelfth  month and in each month  thereafter  during the life of the Mortgage Loans, a constant  prepayment rate of 24.0%
per annum.

        Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates,  under the applicable  circumstances  set forth below, the respective percentages set forth below:

        (i)    For any Distribution  Date prior to the Distribution  Date in June 2011 (unless the Certificate  Principal Balances of the Senior  Certificates (other than the
               Class A-P Certificates) have been reduced to zero), 0%.

        (ii)   For any Distribution  Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a)    in the  case  of  the  Class  of  Subordinate  Certificates  then outstanding  with the  Highest  Priority  and each other  Class of  Subordinate
               Certificates  for which the related  Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a  percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal  Balances immediately  prior to such  date of (1) the Class of  Subordinate  Certificates then  outstanding  with the  Highest  Priority  and (2) all  other  Classes  of
               Subordinate  Certificates  for which  the  respective  Prepayment  Distribution
               Triggers have been satisfied; and

                      (b)    in the case of each other Class of Subordinate  Certificates  for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        Notwithstanding the foregoing,  if the application of the foregoing percentages on any
Distribution  Date as provided in Section 4.02 of this Series Supplement  (determined  without regard to the  proviso to the  definition  of  "Subordinate  Principal  Distribution  Amount")
would  result  in a  distribution  in  respect  of  principal  of  any  Class  or  Classes  of
Subordinate  Certificates  in an  amount  greater  than the  remaining  Certificate  Principal
Balance thereof (any such class, a "Maturing  Class"),  then: (a) the Prepayment  Distribution
Percentage  of each  Maturing  Class  shall  be  reduced  to a level  that,  when  applied  as described  above,  would exactly  reduce the  Certificate  Principal  Balance of such Class to zero;  (b)  the  Prepayment  Distribution  Percentage  of  each  other  Class  of  Subordinate
Certificates  (any such Class, a  "Non-Maturing  Class") shall be  recalculated  in accordance with the provisions in paragraph (ii) above, as if the Certificate  Principal  Balance of each
Maturing Class had been reduced to zero (such  percentage as recalculated,  the  "Recalculated
Percentage");  (c)  the  total  amount  of  the  reductions  in  the  Prepayment  Distribution
Percentages  of the  Maturing  Class or  Classes  pursuant  to  clause  (a) of this  sentence, expressed as an aggregate  percentage,  shall be allocated among the  Non-Maturing  Classes in proportion  to their  respective  Recalculated  Percentages  (the  portion  of such  aggregate reduction so allocated to any Non-Maturing  Class, the "Adjustment  Percentage");  and (d) for
purposes  of  such  Distribution  Date,  the  Prepayment   Distribution   Percentage  of  each
Non-Maturing  Class shall be equal to the sum of (1) the  Prepayment  Distribution  Percentage
thereof,  calculated  in  accordance  with the  provisions  in paragraph  (ii) above as if the
Certificate  Principal  Balance of each Maturing Class had not been reduced to zero,  plus (2)
the related Adjustment Percentage.

        Principal Only Certificates:   Any one of the Class A-P Certificates.

        Record Date:  With respect to each  Distribution  Date and each Class of  Certificates
(other than the Adjustable Rate  Certificates for so long as the Adjustable Rate  Certificates are in  book-entry  form),  the  close of  business  on the  last  Business  Day of the  month preceding  the month in which the  related  Distribution  Date  occurs.  With  respect to each
Distribution  Date and the  Adjustable  Rate  Certificates  (so  long as they  are  Book-Entry
Certificates), the close of business on the Business Day prior to such Distribution Date.

        Related Classes:  As to any  Uncertificated  REMIC I Regular  Interest,  those classes of Certificates  identified as "Related Classes of Certificates" to such Uncertificated  REMIC
I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

        REMIC  I:  The  segregated  pool  of  assets   (exclusive  of  the  Yield  Maintenance
Agreement,  which is not an asset of any REMIC) with  respect to which a REMIC  election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii)   all payments and  collections in respect of the Mortgage Loans due after the Cut-off  Date (other than  Monthly  Payments due in the month of the
                      Cut-off Date) as shall be on deposit in the Custodial  Account or in the
                      Certificate  Account  and  identified  as  belonging  to the Trust Fund, including the proceeds  from the  liquidation  of Additional  Collateral for any  Additional  Collateral  Loan,  but  not  including  amounts  on deposit in the Initial Monthly Payment Fund,

               (iii)  property  which  secured a Mortgage Loan and which has been acquired for the benefit of the  Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv)   the hazard insurance  policies and Primary Insurance  Policies,  if any, the Pledged  Assets with respect to each Pledged  Asset  Mortgage  Loan, and the interest in the Surety Bond  transferred to the Trustee pursuant to Section 2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:   The Class R-I Certificates.

        REMIC II: The  segregated  pool of assets  consisting  of the  Uncertificated  REMIC I
Regular  Interests  conveyed  in trust to the  Trustee  for the benefit of the holders of each
Class of Certificates  (other than the Class R-I Certificates)  pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        Senior  Certificate:  Any one of the  Class A  Certificates  or Class R  Certificates,
executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior  Interest  Distribution  Amount:  With respect to any  Distribution  Date,  the aggregate  amount of Accrued  Certificate  Interest  to be  distributed  to the Holders of the
Senior Certificates for that Distribution Date.

        Senior  Percentage:  As of any  Distribution  Date, the lesser of 100% and a fraction, expressed as a  percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance of the Senior Certificates  (other than the Class A-P Certificates)  immediately prior to such  Distribution  Date and the  denominator  of which is the aggregate  Stated  Principal
Balance of all of the  Mortgage  Loans (or  related  REO  Properties)  (other than the related
Discount  Fraction of each Discount  Mortgage  Loan)  immediately  prior to such  Distribution
Date.

         Senior Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser  of  (a)  the  balance  of  the  Available  Distribution  Amount  remaining  after  the distribution  of  all  amounts  required  to be  distributed  therefrom  pursuant  to  Section
4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount distributable pursuant to clause
(E) of the  definition  of "Class A-P Principal  Distribution  Amount") and (b) the sum of the
amounts  required to be  distributed  to the Senior  Certificateholders  on such  Distribution
Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Sharia Mortgage Loan: A declining balance co-ownership  transaction,  structured so as to comply with Islamic religious law.

        Sharia  Mortgage  Loan  Co-Ownership   Agreement:   The  agreement  that  defines  the
relationship  between the consumer and  co-owner  and the parties'  respective  rights under a
Sharia  Mortgage  Loan,  including  their  respective  rights  with  respect to the indicia of ownership of the related Mortgaged Property.

        Sharia Mortgage Loan Security Instrument:  The mortgage,  security instrument or other comparable  instrument  creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

        Special  Hazard  Amount:  As of any  Distribution  Date, an amount equal to $6,979,710 minus the sum of (i) the aggregate  amount of Special  Hazard Losses  allocated  solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 of this Series
Supplement  and (ii) the  Adjustment  Amount (as defined  below) as most recently  calculated.
For  each  anniversary  of the  Cut-off  Date,  the  Adjustment  Amount  shall be equal to the amount,  if any, by which the amount  calculated  in accordance  with the  preceding  sentence
(without  giving  effect to the  deduction  of the  Adjustment  Amount  for such  anniversary)
exceeds the greater of (A) the  greater of (i) the  product of the Special  Hazard  Percentage for such  anniversary  multiplied  by the  outstanding  principal  balance of all the Mortgage
Loans on the  Distribution  Date  immediately  preceding such  anniversary  and (ii) twice the outstanding  principal  balance of the Mortgage  Loan with the largest  outstanding  principal balance  as of the  Distribution  Date  immediately  preceding  such  anniversary  and (B) the greater of (i) the product of 0.50%  multiplied by the  outstanding  principal  balance of all
Mortgage Loans on the Distribution Date immediately  preceding such anniversary  multiplied by a fraction,  the numerator of which is equal to the aggregate  outstanding  principal  balance
(as of the immediately  preceding  Distribution  Date) of all of the Mortgage Loans secured by
Mortgaged  Properties located in the State of California divided by the aggregate  outstanding principal balance (as of the immediately  preceding  Distribution Date) of all of the Mortgage
Loans,  expressed  as a  percentage,  and the  denominator  of which is equal to 16.9%  (which percentage  is equal to the  percentage  of  Mortgage  Loans by  aggregate  principal  balance initially  secured by Mortgaged  Properties  located in the State of California)  and (ii) the aggregate outstanding  principal balance (as of the immediately  preceding  Distribution Date)
of the  largest  Mortgage  Loan  secured  by a  Mortgaged  Property  (or,  with  respect  to a
Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special  Hazard Amount may be further  reduced by the Master  Servicer  (including accelerating  the  manner  in which  coverage  is  reduced)  provided  that  prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating Agency that such  reduction  shall not reduce the rating  assigned  to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Special  Hazard  Percentage:  As of each  anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest  percentage  obtained by dividing the  aggregate  outstanding principal  balance (as of  immediately  preceding  Distribution  Date) of the  Mortgage  Loans secured by Mortgaged  Properties  located in a single,  five-digit  zip code area in the State of  California  by the  outstanding  principal  balance  of all the  Mortgage  Loans as of the immediately preceding Distribution Date.

        Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and each Class of  Subordinate  Certificates,  (a) the sum of (i) the  product of (x) the  related
Subordinate  Class  Percentage for such Class and (y) the aggregate of the amounts  calculated
(without giving effect to the related Senior  Percentages)  for such  Distribution  Date under clauses  (1),  (2) and (3) of Section  4.02(a)(ii)(Y)(A);  (ii) such  Class's  pro rata share, based on the  Certificate  Principal  Balance of each Class of Subordinate  Certificates  then outstanding, of the principal collections described in Section  4.02(a)(ii)(Y)(B)(b)  (without giving  effect  to  the  Senior  Accelerated  Distribution  Percentage)  to  the  extent  such collections  are not otherwise  distributed to the Senior  Certificates;  (iii) the product of
(x) the related  Prepayment  Distribution  Percentage  and (y) the  aggregate of all Principal
Prepayments in Full received in the related  Prepayment  Period and  Curtailments  received in the  preceding  calendar  month (other than the related  Discount  Fraction of such  Principal
Prepayments in Full and Curtailments  with respect to a Discount  Mortgage Loan) to the extent not  payable  to the  Senior  Certificates;  (iv) if such  Class is the  Class of  Subordinate
Certificates  with the Highest  Priority,  any Excess  Subordinate  Principal  Amount for such
Distribution  Date not paid to the  Senior  Certificates;  and (v) any  amounts  described  in clauses (i),  (ii) and (iii) as determined  for any previous  Distribution  Date,  that remain undistributed  to the extent that such amounts are not  attributable  to Realized Losses which have been  allocated  to a Class of  Subordinate  Certificates;  minus (b) the sum of (i) with respect  to the  Class of  Subordinate  Certificates  with the  Lowest  Priority,  any  Excess
Subordinate  Principal  Amount  for  such  Distribution  Date;  and  (ii)  the  Capitalization
Reimbursement  Amount for such Distribution  Date, other than the related Discount Fraction of any portion of that amount related to each Discount  Mortgage Loan,  multiplied by a fraction, the  numerator of which is the  Subordinate  Principal  Distribution  Amount for such Class of
Subordinate  Certificates,  without giving effect to this clause (b)(ii),  and the denominator of which is the sum of the  principal  distribution  amounts for all  Classes of  Certificates other  than the Class A-P  Certificates,  without  giving  effect  to any  reductions  for the
Capitalization Reimbursement Amount.

        Uncertificated  Accrued Interest:  With respect to each  Distribution  Date, (i) as to each Uncertificated  REMIC I Regular Interest other than each  Uncertificated  REMIC I Regular
Interest Z, an amount  equal to the  aggregate  amount of Accrued  Certificate  Interest  that
would  result  under  the  terms  of  the  definition   thereof  on  the  Related  Classes  of
Certificates  (excluding  any Interest Only  Certificates)  if the  Pass-Through  Rate on such
Classes were equal to the  Uncertificated  Pass-Through  Rate on such  Uncertificated  REMIC I
Regular  Interest,  (ii) as to  each  Uncertificated  REMIC  I  Regular  Interest  Z and  each
Uncertificated  REMIC II Regular  Interest Z, an amount  equal to one month's  interest at the
Pool Strip Rate of the related  Mortgage Loan on the  principal  balance of such Mortgage Loan reduced by such  Interest's  pro-rata  share of any  prepayment  interest  shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated  Pass-Through  Rate: With respect to each of the  Uncertificated  REMIC
I Regular  Interests,  other  than the  Uncertificated  REMIC I Regular  Interests  Z, the per
annum rate  specified in the  definition of  Uncertificated  REMIC I Regular  Interests.  With
respect to each  Uncertificated  REMIC I Regular Interest Z and each  Uncertificated  REMIC II
Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated  Principal  Balance:  With  respect  to  each  Uncertificated  REMIC  I
Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interests.

        Uncertificated  REMIC  I  Regular  Interests:   The  Uncertificated  REMIC  I  Regular
Interests Z together with the interests  identified in the table below,  each  representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1.      The  principal  balance  from  time to time  of  each  Uncertificated  REMIC I
                Regular Interest  identified in the table below shall be the amount identified as the Initial Principal  Balance thereof in such table,  minus the sum of (x)
                the aggregate of all amounts  previously  deemed  distributed  with respect to such  interest  and  applied to reduce the  Uncertificated  Principal  Balance thereof  pursuant  to  Section  10.04(a)(ii)  and  (y)  the  aggregate  of all reductions  in  Certificate  Principal  Balance  deemed  to have  occurred  in connection with Realized Losses that were previously  deemed  allocated to the
                Uncertificated  Principal  Balance  of such  Uncertificated  REMIC  I  Regular
                Interest  pursuant to Section 10.04(d),  which equals the aggregate  principal balance  of  the  Classes  of  Certificates  identified  as  related  to  such
                Uncertificated REMIC I Regular Interest in such table.

        2.      The Uncertificated  Pass-Through Rate for each Uncertificated  REMIC I Regular
                Interest  identified  in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3.      The  Uncertificated  REMIC I  Distribution  Amount  for each  REMIC I  Regular
                Interest  identified in the table below shall be, for any  Distribution  Date, the amount  deemed  distributed  with respect to such  Uncertificated  REMIC I
                Regular  Interest on such  Distribution  Date  pursuant to the  provisions  of
                Section 10.04(a).

-------------------------- --------------------------- --------------------- ------------------
 Uncertificated REMIC I        Related Classes of       Pass-Through Rate         Initial
    Regular Interest              Certificates                               Principal Balance
-------------------------- --------------------------- --------------------- ------------------
-------------------------- --------------------------- --------------------- ------------------
            V              Class A-1, Class A-2,              6.00%           $569,099,000.00
                           Class A-3, Class A-4,
                           Class A-5, Class A-6 and
                           Class A-9
-------------------------- --------------------------- --------------------- ------------------
-------------------------- --------------------------- --------------------- ------------------
            W              Class A-7 and Class A-8            6.00%           $80,970,000.00
-------------------------- --------------------------- --------------------- ------------------
-------------------------- --------------------------- --------------------- ------------------
            X              Class A-P                          6.00%             $787,794.90
-------------------------- --------------------------- --------------------- ------------------
-------------------------- --------------------------- --------------------- ------------------
            Y              Class R-II, Class M-1,             6.00%           $47,114,109.75
                           Class M-2, Class M-3,
                           Class B-1, Class B-2,
                           Class B-3
-------------------------- --------------------------- --------------------- ------------------

        Uncertificated  REMIC  I  Regular  Interests  Z:  Each  of  the  3,377  uncertificated partial undivided  beneficial  ownership  interests in the Trust Fund,  numbered  sequentially from 1 to 3,377,  each relating to the particular  Mortgage Loan identified by such sequential number on the  Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest  at the  respective  Pool Strip Rate on the Stated  Principal  Balance of the related
Mortgage Loan.

        Uncertificated  REMIC I Regular Interests Z Distribution  Amount:  With respect to any
Distribution  Date,  the sum of the amounts  deemed to be  distributed  on the  Uncertificated
REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular Interest  Distribution  Amounts:  With respect to each
Uncertificated  REMIC I  Regular  Interest,  other  than the  Uncertificated  REMIC I  Regular
Interests  Z,  the  amount   specified  as  the   Uncertificated   REMIC  I  Regular  Interest
Distribution  Amount with respect thereto in the definition of Uncertificated  REMIC I Regular
Interests.   With   respect  to  the   Uncertificated   REMIC  I  Regular   Interests  Z,  the
Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated  REMIC  II  Regular  Interests  Z:  Each  of the  3,377  uncertificated partial  undivided  beneficial  ownership  interests in REMIC II numbered  sequentially from 1 through  3,377,  each  relating to the  identically  numbered  Uncertificated  REMIC I Regular
Interests  Z, each having no  principal  balance  and bearing  interest at a rate equal to the related Pool Strip Rate on the Stated  Principal  Balance of the Mortgage  Loan related to the
identically   numbered   Uncertificated   REMIC  I  Regular   Interests  Z,   comprising  such
Uncertificated  REMIC II  Regular  Interests  Z's pro rata  share  of the  amount  distributed pursuant to Section 10.04(a).

        Uncertificated  REMIC II Regular Interests  Distribution  Amount:  With respect to any
Distribution  Date,  the sum of the amounts  deemed to be  distributed  on the  Uncertificated
REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Underwriters:  Merrill Lynch,  Pierce,  Fenner & Smith Incorporated and Morgan Stanley
& Co. Incorporated.

        Yield Maintenance Agreement:The agreement,  dated as of the Closing Date,  between the
Trustee  and  the  Yield   Maintenance   Agreement   Provider,   relating  to  the  Class  A-7
Certificates,  or any  replacement,  substitute,  collateral  or  other  arrangement  in  lieu thereto.

        Yield Maintenance  Agreement Excess Amount:  For any Distribution Date, the excess, if any,  of (i) the  amount  paid  under  the  Yield  Maintenance  Agreement  over (ii) the Yield
Maintenance Payment.

        Yield Maintenance  Agreement Provider:  Merrill Lynch Capital Services,  Inc., and its
successors  and  assigns  or any party to any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

        Yield  Maintenance  Payment:  For any Distribution  Date, the payment,  if any, to the holders  of the  Class  A-7  Certificates  from  amounts  paid  under  the  Yield  Maintenance
Agreement in respect of such  Distribution  Date.  With respect to any  Distribution  Date and the Class A-7  Certificates,  the Yield  Maintenance  Payment shall be the amount equal to the product of (a) the  positive  excess,  if any,  of LIBOR  over  5.70% per  annum,  and (b) the lesser of (x) the  Certificate  Principal  Balance of the Class A-7  Certificates  immediately prior to the related  Distribution  Date,  and (y) the amount set forth for that  Distribution
Date in Schedule I of the Yield Maintenance Agreement.

Section  1.02         Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

        References in the Pooling and Servicing  Agreement to "interest" on and "principal" of the Mortgage Loans shall mean, with respect to the Sharia  Mortgage Loans,  amounts in respect profit payments and acquisition payments, respectively.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate
Certificates  for any  Interest  Accrual  Period  (other  than the  initial  Interest  Accrual
Period) will be determined as described below:

        On each  Distribution  Date,  LIBOR shall be established by the Trustee and, as to any
Interest  Accrual  Period,  will equal the rate for one month United  States  dollar  deposits that  appears on the  Telerate  Screen Page 3750 of the  Moneyline  Telerate  Capital  Markets
Report as of 11:00 a.m.,  London  time,  on the second  LIBOR  Business Day prior to the first day of such Interest  Accrual Period ("LIBOR Rate  Adjustment  Date").  "Telerate  Screen Page
3750" means the display  designated  as page 3750 on the Telerate  Service (or such other page as may  replace  page 3750 on that  service  for the purpose of  displaying  London  interbank offered rates of major  banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer offered,  any other service for  displaying  LIBOR or  comparable  rates as may be  selected by the Trustee  after consultation  with the  Master  Servicer),  the rate  will be the  Reference  Bank  Rate.  The
"Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.
Dollars  are offered by the  reference  banks  (which  shall be any three major banks that are engaged  in  transactions  in the London  interbank  market,  selected  by the  Trustee  after consultation  with the Master Servicer) as of 11:00 a.m.,  London time, on the day that is one
LIBOR  Business Day prior to the  immediately  preceding  Distribution  Date to prime banks in the London  interbank market for a period of one month in amounts  approximately  equal to the
aggregate   Certificate   Principal   Balance  of  the  Adjustable  Rate   Certificates   then
outstanding.  The Trustee will request the  principal  London  office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.
If on such date fewer than two  quotations  are  provided as  requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee  after  consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the
Adjustable Rate  Certificates  then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date,  or, in the case of the first LIBOR Rate
Adjustment  Date,  5.04% per annum;  provided,  however,  if, under the  priorities  described above,  LIBOR for a  Distribution  Date would be based on LIBOR for the previous  Distribution
Date for the third consecutive  Distribution  Date, the Trustee shall, after consultation with the Master  Servicer,  select an alternative  comparable  index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending rates that is calculated  and published (or otherwise made  available) by an independent  party.  "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the city of London, England are required or authorized by law to be closed.

        The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment Date and the
Master Servicer's  subsequent  calculation of the Pass-Through Rates applicable to each of the
Adjustable Rate  Certificates  for the relevant  Interest  Accrual  Period,  in the absence of manifest error, will be final and binding.

        Promptly  following  each LIBOR Rate  Adjustment  Date the  Trustee  shall  supply the
Master  Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore, the Trustee will supply the  Pass-Through  Rates on each of the Adjustable  Rate  Certificates for the  current and the  immediately  preceding  Interest  Accrual  Period via the  Trustee's internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;

                              ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01         Conveyance of Mortgage Loans.

        (a)  (See Section 2.01(a) of the Standard Terms).

        (b)    In connection with such assignment,  except as set forth in Section 2.01(c) and subject to Section  2.01(d)  below,  the Company does hereby deliver to, and deposit with, the
Trustee,  or to and with one or more Custodians,  as the duly appointed agent or agents of the
Trustee for such  purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted by this Section) (I) with respect to each  Mortgage  Loan so assigned  (other than a
Cooperative Loan or a Sharia Mortgage Loan):

               (i)    The original  Mortgage Note,  endorsed  without  recourse in blank or to the order of the  Trustee,  and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any
        Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
        Residential  Funding  stating that the original  Mortgage Note was lost,  misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii)   The  original  Mortgage,  noting the presence of the MIN of the Mortgage
        Loan and  language  indicating  that the  Mortgage  Loan is a MOM Loan if the Mortgage
        Loan is a MOM Loan,  with  evidence of  recording  indicated  thereon or a copy of the
        Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the Mortgage Loan is registered on the MERS(R)System,  an original
        Assignment  of the  Mortgage  to the Trustee  with  evidence  of  recording  indicated
        thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv)   The original recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered on the MERS(R)System and noting the presence of a MIN) with evidence of  recordation  noted thereon or attached thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

               (v)    The  original of each  modification,  assumption  agreement or preferred
        loan  agreement,   if  any,  relating  to  such  Mortgage  Loan  or  a  copy  of  each modification, assumption agreement or preferred loan agreement.

        (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative  Lease and the Assignment of Proprietary Lease to the
        originator of the Cooperative  Loan with intervening  assignments  showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such  Cooperative  Loan,  together with an undated stock power
        (or other similar instrument) executed in blank;

(iv)    The  original  recognition  agreement  by  the  Cooperative  of the  interests  of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing  statement,  and any  continuation  statements, filed by the originator of such Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the  originator  under the Security
        Agreement and the Assignment of Proprietary Lease;

(vii)   Copies of the filed UCC-3  assignments of the security  interest  referenced in clause
        (vi) above  showing an unbroken  chain of title from the  originator  to the  Trustee, each with evidence of recording  thereof,  evidencing  the interest of the  originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)  An executed  assignment of the interest of the  originator in the Security  Agreement,
        Assignment of Proprietary  Lease and the  recognition  agreement  referenced in clause
        (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing  statement showing the Master Servicer as debtor, the
        Company as  secured  party and the  Trustee as  assignee  and a duly  completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured  party, each in a form  sufficient for filing,  evidencing the interest of such debtors in the
        Cooperative Loans.

        (III) with respect to each Sharia Mortgage Loan so assigned:

               (i)    The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any
        Destroyed  Obligation  to Pay,  an  original  affidavit  from the  related  Seller  or
        Residential  Funding stating that the original  Obligation to Pay was lost,  misplaced or destroyed, together with a copy of the related Obligation to Pay;

               (ii)   The original Sharia Mortgage Loan Security Instrument,  with evidence of recording  indicated thereon or a copy of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

               (iii)  An original  Assignment and Amendment of Security  Instrument,  assigned to the  Trustee  with  evidence  of  recording  indicated  thereon  or a copy  of such
        Assignment and Amendment of Security  Instrument with evidence of recording  indicated
        thereon;

               (iv)   The original  recorded  assignment or assignments of the Sharia Mortgage
        Loan  Security  Instrument  showing an  unbroken  chain of title  from the  originator thereof to the Person  assigning it to the Trustee with evidence of recordation  noted
        thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the
        Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

               (v)    The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan; and

               (vi)   The  original of each  modification  or  assumption  agreement,  if any, relating to such Sharia  Mortgage  Loan or a copy of each  modification  or assumption agreement.

        (c)    The Company may, in lieu of delivering  the original of the documents set forth in Sections 2.01(b)(I)(ii),  (iii), (iv) and (v), Sections 2.01(b)(II)(ii),  (iv), (vii), (ix)
and (x) and  Sections  2.01(b)(III)(ii),  (iii),  (iv),  (v) and (vi) (or  copies  thereof  as permitted  by Section  2.01(b)) to the Trustee or the  Custodian or  Custodians,  deliver such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and  benefit of all present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following the earlier of (i)
the  receipt of the  original of all of the  documents  or  instruments  set forth in Sections
2.01(b)(I)(ii),  (iii), (iv) and (v), Sections 2.01(b)(II)(ii),  (iv), (vii), (ix) and (x) and
Sections  2.01(b)(III)  (ii),  (iii),  (iv),  (v) and (vi) (or copies  thereof as permitted by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the  Trustee to deliver those  documents  with  respect  to any or all of the  Mortgage  Loans  then being held by the
Master  Servicer,  the Master  Servicer  shall deliver a complete set of such documents to the
Trustee or the  Custodian or  Custodians  that are the duly  appointed  agent or agents of the
Trustee.

        The parties  hereto agree that it is not intended  that any Mortgage  Loan be included in the Trust  Fund that is either  (i) a  "High-Cost  Home  Loan" as defined in the New Jersey
Home  Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act effective  January 1, 2004,  (iii) a "High Cost Home
Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan Practices Act effective
November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the Indiana  House  Enrolled
Act No. 1229, effective as of January 1, 2005.

        (d)    Notwithstanding  the  provisions of Section  2.01(c),  in  connection  with any
Mortgage  Loan, if the Company cannot  deliver the original of the Mortgage,  any  assignment, modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon  concurrently  with the execution and delivery  of this  Agreement  because  of (i) a delay  caused by the public  recording  office where  such  Mortgage,  assignment,  modification,  assumption  agreement  or  preferred  loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments,  the Company shall  deliver or cause to be delivered to the Trustee or the  respective  Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company (i) shall promptly cause to be recorded in the  appropriate  public office for real property  records the Assignment  referred to in clause (I)(iii) of Section  2.01(b), except (a) in states  where,  in the  opinion of counsel  acceptable  to the  Trustee  and the
Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the
Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the
Mortgage or on a properly  recorded  assignment  of the  Mortgage as the  mortgagee  of record solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly cause to be filed the Form UCC-3  assignment and UCC-1  financing  statement  referred to in clauses
(II)(vii)  and (x),  respectively,  of Section  2.01(b) and (iii) shall  promptly  cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement and  Amendment of Security  Instrument  referred to in clause  (III)(iii) of Section
2.01(b). If any Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form
UCC-3 or Form UCC-1, as applicable,  is lost or returned  unrecorded to the Company because of any defect therein,  the Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such  Assignment or Assignment  Agreement and Amendment of Security  Instrument to be recorded in accordance  with this  paragraph.  The Company shall promptly  deliver or cause to be delivered  to the Trustee or the  respective  Custodian  such
Mortgage or Assignment or  Assignment  Agreement and Amendment of Security  Instrument or Form
UCC-3 or Form UCC-1,  as  applicable,  (or copy thereof as permitted by Section  2.01(b)) with evidence  of  recording  indicated  thereon  at the time  specified  in  Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each financing  statement and assignment  relating to  Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

        If the Company  delivers to the Trustee or Custodian any Mortgage Note,  Obligation to
Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in
blank,  the Company shall,  or shall cause the Custodian to,  complete the  endorsement of the
Mortgage Note,  Obligation to Pay,  Assignment  Agreement and Amendment of Security Instrument
and  Assignment  of  Mortgage  in the name of the  Trustee  in  conjunction  with the  Interim
Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and (v), Sections
2.01(b)(II)(vi)  and  (vii)  and  Sections  2.01(b)(III)(ii),  (iii)  and  (iv)  that  may  be delivered  as a copy  rather  than  the  original  may be  delivered  to  the  Trustee  or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Company further agrees that it will cause,  at the Company's own expense,  within
30 Business  Days after the Closing  Date,  the MERS(R)System to indicate  that such  Mortgage
Loans have been assigned by the Company to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by  including  (or  deleting,  in the case of Mortgage
Loans which are  repurchased  in accordance  with this  Agreement) in such computer  files (a)
the code in the field  which  identifies  the  specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection with such
Mortgage  Loans.  The Company  further agrees that it will not, and will not permit the Master
Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this  paragraph  with respect to any Mortgage  Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e)  (See Section 2.01(e) of the Standard Terms).

        (f)    It is  intended  that the  conveyance  by the  Company  to the  Trustee  of the
Mortgage  Loans as provided for in this Section 2.01 be and the  Uncertificated  REMIC Regular
Interests,  if any (as  provided for in Section  2.06),  be construed as a sale by the Company to the Trustee of the Mortgage Loans and any  Uncertificated  REMIC Regular  Interests for the
benefit  of the  Certificateholders.  Further,  it is not  intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans and any  Uncertificated  REMIC Regular  Interests
by the  Company  to the  Trustee  to  secure  a  debt  or  other  obligation  of the  Company.
Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement  within the  meaning  of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the  Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in
Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security  interest in all of the  Company's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents, money,  deposit  accounts,  certificates  of  deposit,  goods,  letters of credit,  advices of credit and  investment  property  and other  property  of  whatever  kind or  description  now existing  or  hereafter  acquired  consisting  of,  arising  from  or  relating  to any of the following:  (A) the Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia Mortgage Loan, the
related  Sharia  Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan  Co-Ownership
Agreement,  Obligation to Pay and Assignment  Agreement and Amendment of Security  Instrument,
(iii) with respect to each Mortgage Loan other than a  Cooperative  Loan or a Sharia  Mortgage
Loan, the related  Mortgage Note and Mortgage,  and (iv) any insurance  policies and all other documents  in the related  Mortgage  File,  (B) all amounts  payable  pursuant to the Mortgage
Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and (D) all  proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including  without  limitation all amounts from time to time held or  invested  in the  Certificate  Account  or the  Custodial  Account,
whether in the form of cash,  instruments,  securities or other property and (2) an assignment by the  Company  to the  Trustee  of any  security  interest  in any  and  all of  Residential
Funding's  right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses
(1)(A),  (B),  (C) and (D)  granted by  Residential  Funding to the  Company  pursuant  to the
Assignment  Agreement;  (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage  Notes or such other  items of  property  as  constitute  instruments, money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters  of credit,  advices of credit,  investment  property,  certificated  securities  or chattel paper shall be deemed to be  "possession  by the secured  party," or  possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security  interest pursuant to the  Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any
other applicable  jurisdiction as in effect (including,  without  limitation,  Sections 8-106,
9-313, 9-314 and 9-106 thereof);  and (d) notifications to persons holding such property,  and acknowledgments,  receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities intermediaries,  bailees or agents of, or persons  holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The  Company  and, at the  Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the  Mortgage  Loans,  any  Uncertificated  REMIC  Regular  Interests  and the other  property described  above,  such  security  interest  would be  determined  to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall  prepare  and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness of any original filings  necessary  under the  Uniform  Commercial  Code as in effect in any  jurisdiction  to
perfect  the  Trustee's   security  interest  in  or  lien  on  the  Mortgage  Loans  and  any
Uncertificated  REMIC  Regular  Interests,  as evidenced by an  Officers'  Certificate  of the
Company,  including  without  limitation  (x)  continuation  statements,  and (y)  such  other statements  as may be  occasioned  by (1)  any  change  of name of  Residential  Funding,  the
Company or the Trustee  (such  preparation  and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's  name),  (2) any change of type or  jurisdiction of organization  of  Residential  Funding or the  Company,  (3) any  transfer of any  interest of
Residential  Funding or the Company in any  Mortgage  Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g)  (See Section 2.01(g) of the Standard Terms).

        (h)  (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such  assignment,  and  contemporaneously  with the delivery of this  Agreement,  the Company  delivered or caused to be  delivered  hereunder to the Trustee, the Yield  Maintenance  Agreement (the delivery of which shall evidence that the fixed payment for the Yield  Maintenance  Agreement  has been paid and the  Trustee and the Trust Fund shall have  no  further  payment  obligation  thereunder  and  that  such  fixed  payment  has  been authorized hereby).

Section  2.02         Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section  2.03         Representations, Warranties and Covenants of the Master Servicer and
the Company.

        (a)  For  representations,  warranties  and  covenants  of the  Master  Servicer,  see
Section 2.03(a) of the Standard Terms.

        (b) The  Company  hereby  represents  and  warrants  to the Trustee for the benefit of
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so  Delinquent  more than once in the 12-month period prior to the Cut-off Date;

(ii)    The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(iii)   The  Mortgage  Loans are  fully-amortizing  (subject  to  interest  only  periods,  if applicable),  fixed-rate  mortgage loans with level Monthly Payments due, with respect to a  majority  of the  Mortgage  Loans,  on the first day of each  month and terms to maturity at origination or modification of not more than 30 years;

(iv)    To the best of the  Company's  knowledge,  except  in the case of no more than 0.1% of the aggregate  principal  balance of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged  Property with a  Loan-to-Value  Ratio at origination in excess of 80%, such  Mortgage Loan is the subject of a Primary  Insurance  Policy that insures (a) at least 35% of the Stated  Principal  Balance of the Mortgage Loan at origination if the
        Loan-to-Value  Ratio is between  100.00%  and  95.01%,  (b) at least 30% of the Stated
        Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  95.00% and  90.01%,  (c) at least 25% of such  balance  if the  Loan-to-Value
        Ratio is  between  90.00%  and  85.01%  and (d) at least  12% of such  balance  if the
        Loan-to-Value  Ratio is  between  85.00%  and  80.01%.  To the  best of the  Company's knowledge,  each such  Primary  Insurance  Policy is in full  force and effect and the
        Trustee is entitled to the benefits thereunder;

(v)     The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
        claims-paying abilities are currently acceptable to each Rating Agency;

(vi)    No more than 0.5% of the Mortgage Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in Maryland and no more than 0.3% of the Mortgage Loans by aggregate  Stated Principal
        Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area outside Maryland;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including flood insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement  therefor from the Mortgagor;

(viii)  Immediately prior to the assignment of the Mortgage Loans to the Trustee,  the Company
        had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such  assignment  validly  transfers  ownership of the
        Mortgage  Loans to the Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(ix)    No more than 47.84% of the Mortgage Loans by aggregate Stated Principal  Balance as of the Cut-off Date were  underwritten  under a reduced loan  documentation  program,  no more than 12.69% of the Mortgage  Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were underwritten under a no-stated income program,  and no more than
        18.47% of the Mortgage Loans by aggregate Stated  Principal  Balance as of the Cut-off
        Date were underwritten under a no income/no asset program;

(x)     Except with respect to no more than 25.47% of the Mortgage  Loans by aggregate  Stated
        Principal  Balance as of the  Cut-off  Date,  the  Mortgagor  represented  in its loan application  with respect to the related  Mortgage  Loan that the  Mortgaged  Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and  Treasury  Regulations  Section  1.860G-2(a)(1),  (2),  (4), (5) and (6),
        without reliance on the provisions of Treasury  Regulation  Section  1.860G-2(a)(3) or
        Treasury  Regulation Section  1.860G-2(f)(2) or any other provision that would allow a
        Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Code and Treasury  Regulation
        Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)  A policy of title  insurance was effective as of the closing of each Mortgage Loan and is valid and  binding  and  remains in full  force and  effect,  unless the  Mortgaged
        Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans  is a Cooperative Loan;

(xv)    With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals  of  Mortgaged  Properties  are obtained  in  connection  with  the  refinancing  thereof),  the  related  Seller  has represented  that  either (a) the value of the  related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
        Loan-to-Value  Ratio  of the  Mortgage  Loan  as of the  date  of  origination  of the
        Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)   Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)  None of the Mortgage Loans contain in the related  Mortgage File a Destroyed  Mortgage
        Note;

(xviii) None of the Mortgage Loans,  representing no more than 0.0% of the aggregate principal balance of the Mortgage  Loans,  has been made to an  International  Borrower,  and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix)   No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx)    None of the Mortgage Loans is an Additional  Collateral  Loan and none of the Mortgage
        Loans is a Pledged Asset Loan.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(b) shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and warranties set forth in this Section
2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Company  shall  either (i) cure such breach in all  material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02;  provided  that the  Company  shall have the option to  substitute  a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)
of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions  by Residential  Funding.  It is understood  and  agreed  that the  obligation  of the  Company  to cure  such  breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

Section  2.04         Representations and Warranties of Sellers. (See Section 2.04 of the
Standard Terms)

Section  2.05         Execution and Authentication of Certificates/Issuance of Certificates
Evidencing Interests in REMIC I Certificates.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other  assets  included in the Trust Fund and/or the  applicable  REMIC,  receipt  of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has  executed and caused to be  authenticated and  delivered to or upon the order of the Company the Class R-I  Certificates  in  authorized denominations which together with the Uncertificated  REMIC I Regular Interests,  evidence the beneficial interest in REMIC I.

Section  2.06         Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by
the Trustee.

        The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the  Uncertificated  REMIC I Regular Interests to the Trustee for the benefit of the
Holders of each Class of  Certificates  (other than the Class R-I  Certificates).  The Trustee acknowledges  receipt of the  Uncertificated  REMIC I Regular  Interests  and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of all  present and future  Holders of each Class of  Certificates  (other than the Class R-I  Certificates).  The rights of the Holders of each Class of  Certificates  (other than the Class R-I  Certificates)
to receive  distributions  from the proceeds of REMIC II in respect of such  Classes,  and all ownership  interests  of the Holders of such  Classes in such  distributions,  shall be as set forth in this Agreement.

Section  2.07         Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular
Interests  and,  concurrently  therewith  and in  exchange  therefor,  pursuant to the written request of the Company  executed by an officer of the  Company,  the Trustee has  executed and caused to be authenticated  and delivered to or upon the order of the Company,  all Classes of
Certificates  (other  than the Class R-I  Certificates)  in  authorized  denominations,  which evidence the ownership in the entire REMIC II.

Section  2.08         Purposes and Powers of the Trust. (See Section 2.08 of the Standard
Terms).

ARTICLE III

                                 ADMINISTRATION AND SERVICING

                                      OF MORTGAGE LOANS

                           (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01         Certificate Account.  (See Section 4.01 of the Standard Terms)

Section  4.02         Distributions.

              (a)     On each  Distribution  Date the Master Servicer on behalf of the Trustee
(or the Paying Agent  appointed by the Trustee) shall  distribute to the Master  Servicer,  in
the  case  of  a  distribution   pursuant  to  Section   4.02(a)(iii)   below,   and  to  each
Certificateholder  of record on the next  preceding  Record  Date  (other  than as provided in
Section 9.01 of the Standard Terms  respecting the final  distribution)  either in immediately available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other entity having appropriate  facilities therefor, if such  Certificateholder has so  notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be,  or,  if such
Certificateholder  has not so notified  the Master  Servicer or the Paying Agent by the Record
Date,  by check mailed to such  Certificateholder  at the address of such Holder  appearing in the  Certificate  Register  such  Certificateholder's  share  (which share (A) with respect to each Class of Certificates  (other than any Subclass of the Class A-V Certificates),  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such  Holder or (B) with  respect to any  Subclass  of the Class A-V
Certificates,  shall  be  equal  to the  amount  (if  any)  distributed  pursuant  to  Section
4.02(a)(i)  below to each  Holder of a Subclass  thereof)  of the  following  amounts,  in the following  order of  priority  (subject  to the  provisions  of Section  4.02(b),  (c) and (e)
below), in each case to the extent of the Available Distribution Amount:

                      (i)    to  the   Senior   Certificates   (other   than  the   Class  A-P
        Certificates),  on a pro rata basis based on Accrued  Certificate  Interest payable on such  Certificates  with  respect  to  such  Distribution  Date,  Accrued  Certificate
        Interest on such Classes of Certificates  (or Subclasses,  if any, with respect to the
        Class A-V  Certificates)  for such Distribution Date (provided that for the purpose of this Section  4.02(a)(i) the Available Funds Cap for the Class A-7 Certificates  shall be 6.00%),  plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph of this Section
        4.02(a); and

                      (ii)   (X)    to the Class  A-P  Certificates,  the Class A-P  Principal
        Distribution  Amount  (applied  to reduce the  Certificate  Principal  Balance of such
        Senior Certificates); and

                      (Y)    to the Senior  Certificates  (other than the Class A-P, Class A-8 and Class A-V  Certificates),  in the  priorities  and  amounts  set forth in  Section
        4.02(b)  and  (c),  the  sum of the  following  (applied  to  reduce  the  Certificate
        Principal Balances of such Senior Certificates, as applicable):

(A)     the Senior Percentage for such Distribution Date times the sum of the following:

(1)     the  principal  portion of each  Monthly  Payment due during the related Due Period on
                      each  Outstanding   Mortgage  Loan  (other  than  the  related  Discount
                      Fraction of the  principal  portion of such  payment  with  respect to a
                      Discount  Mortgage  Loan),  whether or not  received  on or prior to the related  Determination  Date,  minus the  principal  portion of any Debt
                      Service  Reduction  (other  than the  related  Discount  Fraction of the principal  portion of such Debt Service  Reductions with respect to each
                      Discount  Mortgage  Loan) which  together with other  Bankruptcy  Losses exceeds the Bankruptcy Amount;

(2)     the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the preceding calendar  month (or  deemed to have been so  repurchased  in  accordance with Section  3.07(b) of the Standard  Terms)  pursuant to Section 2.02,
                      2.03,  2.04 or 4.07 and the  amount of any  shortfall  deposited  in the
                      Custodial  Account  in  connection  with the  substitution  of a Deleted
                      Mortgage  Loan  pursuant to Section  2.03 or 2.04  during the  preceding calendar month (other than the related Discount  Fraction of such Stated
                      Principal  Balance or shortfall  with respect to each Discount  Mortgage
                      Loan); and

(3)     the  principal  portion of all other  unscheduled  collections  (other than  Principal
                      Prepayments in Full and  Curtailments and amounts received in connection with a Cash  Liquidation or REO Disposition of a Mortgage Loan described in  Section  4.02(a)(ii)(Y)(B)  of  this  Series  Supplement,  including without  limitation  Insurance  Proceeds,  Liquidation  Proceeds and REO
                      Proceeds),   including  Subsequent   Recoveries,   received  during  the
                      preceding  calendar  month  (or  deemed  to  have  been so  received  in accordance  with Section  3.07(b) of the  Standard  Terms) to the extent applied  by the  Master  Servicer  as  recoveries  of  principal  of the related  Mortgage  Loan  pursuant to Section 3.14 of the Standard  Terms
                      (other than the related  Discount  Fraction of the principal  portion of such  unscheduled  collections,  with respect to each Discount  Mortgage
                      Loan);

(B)     with respect to each Mortgage Loan for which a Cash  Liquidation or a REO  Disposition occurred  during the preceding  calendar  month (or was deemed to have occurred during such period in accordance  with Section  3.07(b) of the Standard  Terms)
               and did not result in any Excess Special  Hazard  Losses,  Excess Fraud Losses,
               Excess  Bankruptcy  Losses or  Extraordinary  Losses,  an  amount  equal to the lesser  of (a) the  Senior  Percentage  for such  Distribution  Date  times the
               Stated  Principal  Balance  of such  Mortgage  Loan  (other  than  the  related
               Discount  Fraction  of such  Stated  Principal  Balance,  with  respect to each
               Discount Mortgage Loan) and (b) the Senior Accelerated  Distribution Percentage
               for  such   Distribution  Date  times  the  related   unscheduled   collections
               (including without limitation Insurance Proceeds,  Liquidation Proceeds and REO
               Proceeds)  to the extent  applied  by the  Master  Servicer  as  recoveries  of principal  of the  related  Mortgage  Loan  pursuant  to  Section  3.14  of the
               Standard  Terms  (in each  case  other  than the  portion  of such  unscheduled collections,  with respect to a Discount Mortgage Loan,  included in clause (C)
               of the definition of Class A-P Principal Distribution Amount);

               (C)    the Senior  Accelerated  Distribution  Percentage for such  Distribution
        Date times the aggregate of all Principal  Prepayments in Full received in the related
        Prepayment  Period and  Curtailments  received in the preceding  calendar month (other than  the  related  Discount  Fraction  of such  Principal  Prepayments  in  Full  and
        Curtailments, with respect to each Discount Mortgage Loan);

               (D)    any Excess Subordinate Principal Amount for such Distribution Date; and

               (E)    any amounts  described in subsection  (ii)(Y),  clauses (A), (B) and (C)
        of this Section  4.02(a),  as determined  for any previous  Distribution  Date,  which remain unpaid after  application of amounts  previously  distributed  pursuant to this clause (E) to the extent that such  amounts are not  attributable  to Realized  Losses which have been allocated to the Subordinate Certificates; minus

               (F)    the  Capitalization  Reimbursement  Amount for such  Distribution  Date, other than the related  Discount  Fraction  of any  portion of that amount  related to each Discount Mortgage Loan,  multiplied by a fraction,  the numerator of which is the
        Senior Principal  Distribution  Amount,  without giving effect to this clause (F), and the  denominator  of which is the sum of the  principal  distribution  amounts for all
        Classes of Certificates  other than the Class A-P Certificates,  without giving effect to any reductions for the Capitalization Reimbursement Amount;

                (iii) if the Certificate  Principal  Balances of the Subordinate  Certificates
        have not been reduced to zero, to the Master Servicer or a Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement  for any
        Advances or  Sub-Servicer  Advances  previously made with respect to any Mortgage Loan or REO  Property  which remain  unreimbursed  in whole or in part  following  the Cash
        Liquidation or REO  Disposition of such Mortgage Loan or REO Property,  minus any such
        Advances  that were made with respect to  delinquencies  that  ultimately  constituted
        Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses or
        Extraordinary Losses;

               (iv)   to the Holders of the Class M-1  Certificates,  the Accrued  Certificate
        Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining  unpaid from any  previous  Distribution  Date,  except as provided below;

               (v)    to the  Holders of the Class M-1  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date,  minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant  to clause (x) of  Sections  4.02(a)(vii),
        (ix),  (xi),  (xiii),  (xiv)  and  (xv) of this  Series  Supplement  are  insufficient therefor,  applied in reduction of the Certificate  Principal Balance of the Class M-1
        Certificates;

               (vi)   to the Holders of the Class M-2  Certificates,  the Accrued  Certificate
        Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining  unpaid from any  previous  Distribution  Date,  except as provided below;

               (vii)  to the  Holders of the Class M-2  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date,  minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of  Sections  4.02(a)  (ix),
        (xi), (xiii),  (xiv) and (xv) are insufficient  therefor,  applied in reduction of the
        Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3  Certificates,  the Accrued  Certificate
        Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining  unpaid from any  previous  Distribution  Date,  except as provided below;

               (ix)   to the  Holders of the Class M-3  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates, to the extent the  amounts  available  pursuant  to clause (x) of  Sections  4.02(a)(xi),
        (xiii),  (xiv)  and  (xv) are  insufficient  therefor,  applied  in  reduction  of the
        Certificate Principal Balance of the Class M-3 Certificates;

               (x)    to the Holders of the Class B-1  Certificates,  the Accrued  Certificate
        Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining  unpaid from any  previous  Distribution  Date,  except as provided below;

               (xi)   to the  Holders of the Class B-1  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant  to clause (x) of Sections  4.02(a)(xiii),
        (xiv) and (xv) are  insufficient  therefor,  applied in reduction  of the  Certificate
        Principal Balance of the Class B-1 Certificates;

               (xii)  to the Holders of the Class B-2  Certificates,  the Accrued  Certificate
        Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining  unpaid from any  previous  Distribution  Date,  except as provided below;

               (xiii) to the  Holders of the Class B-2  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(xiv) and
        (xv) are  insufficient  therefor,  applied in reduction of the  Certificate  Principal
        Balance of the Class B-2 Certificates;

               (xiv)  to the  Holders of the Class B-3  Certificates,  an amount  equal to (x)
        the Accrued Certificate  Interest thereon for such Distribution Date, plus any Accrued
        Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date, except as provided below, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available pursuant to clause (x) of Section  4.02(a)(xv) are insufficient therefor;

               (xv)   to the  Holders of the Class B-3  Certificates,  an amount  equal to (x)
        the Subordinate Principal  Distribution Amount for such Class of Certificates for such
        Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid  for all  previous  Distribution  Dates
        applied  in  reduction  of  the  Certificate   Principal  Balance  of  the  Class  B-3
        Certificates;

               (xvi)  to the  Senior  Certificates,  on a pro rata  basis in  accordance  with their respective  outstanding  Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing  distributions applied to reduce the Certificate  Principal Balances of such Senior  Certificates,  but in no event more than the aggregate of the  outstanding  Certificate  Principal  Balances of each such Class of Senior Certificates,  and thereafter,  to each Class of Subordinate
        Certificates  then  outstanding  beginning with such Class with the Highest  Priority,
        any  portion  of  the  Available   Distribution  Amount  remaining  after  the  Senior
        Certificates  have been retired,  applied to reduce the Certificate  Principal Balance of each  such  Class  of  Subordinate  Certificates,  but in no  event  more  than the
        outstanding   Certificate   Principal  Balance  of  each  such  Class  of  Subordinate
        Certificates; and

               (xvii) to the Class R-II  Certificates,  the balance,  if any, of the Available
        Distribution Amount.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or
in  the  event  the  Subordinate   Certificates   are  no  longer   outstanding,   the  Senior
Certificates,  Accrued  Certificate  Interest  thereon  remaining  unpaid  from  any  previous
Distribution  Date  will be  distributable  only to the  extent  that (1) a  shortfall  in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction in  connection  with a Servicing  Modification,  or (2) such unpaid Accrued  Certificate  Interest was attributable to interest  shortfalls relating to the failure of the Master  Servicer to make any  required  Advance,  or the  determination  by the
Master Servicer that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the  related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance  Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders.

               (b)    Distributions   of  principal  on  the  Senior   Certificates   on  each
Distribution Date will be made as follows:

        (i)    the Class A-P Principal  Distribution  Amount shall be distributed to the Class
        A-P Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        (ii)   the Senior Principal Distribution Amount shall be distributed:

               (A)     first, to the Class R-I Certificates and Class R-II Certificates,  on a
           pro  rata  basis  in  accordance  with  their  respective   Certificate   Principal
           Balances,  until the Certificate  Principal  Balances  thereof have been reduced to zero;

               (B)    second,  the  balance  of  the  Senior  Principal   Distribution  Amount
           remaining  after the  distributions,  if any,  described in Section  4.02(b)(ii)(A)
           above shall be  distributed  to the  Lockout  Certificates,  until the  Certificate
           Principal  Balance of the  Lockout  Certificates  has been  reduced to zero,  in an amount  equal to the sum of (X) the  Lockout  Percentage  of the  aggregate  of the collections  described in clauses  (A),  (B), (D) and (E) (net of amounts set forth in  clause  (F))  of  Section  4.02(a)(ii)(Y),  after  application  of  the  Senior
           Percentage and the Senior Accelerated  Distribution  Percentage and (Y) the product of (1)  the  Lockout  Percentage,  (2) the  Lockout  Shift  Percentage  and (3) the
           aggregate of the  collections  described  in clause (C) of Section  4.02(a)(ii)(Y), after  application of the Senior  Accelerated  Distribution  Percentage;  provided, however,  that if the  aggregate of the amounts set forth in clauses (A), (B), (C),
           (D) and (E) (net of amounts set forth in clause (F)) of Section  4.02(a)(ii)(Y)  is more than the balance of the  Available  Distribution  Amount  remaining  after the amount  payable  pursuant  to  Section  4.02(a)(i)  and  the  Class  A-P  Principal
           Distribution  Amount  have  been  distributed,  the  amount  paid  to  the  Lockout
           Certificates  pursuant  to this  Section  4.02  (b)(ii)(B)  shall be  reduced by an amount equal to the Lockout Percentage of such difference;

           (C)        third,  the  balance  of  the  Senior  Principal   Distribution   Amount
           remaining after the  distributions,  if any,  described in Sections  4.02(b)(ii)(A)
           and 4.02(b)(ii)(B) above shall be distributed concurrently as follows:

               1.     77.5927088185099%  of any remaining  amount,  sequentially  to the Class
               A-2, Class A-3, Class A-4 and Class A-5 Certificates,  in that order, until the
               Certificate Principal Balances thereof have been reduced to zero; and

               2.     22.4072911814901%  of any remaining  amount in the following  manner and priority:

                        (a)  first,  on each  Distribution  Date on or after the  Distribution
                    Date in June 2007, to the Class A-6  Certificates,  until the  Certificate
                    Principal  Balance  thereof  has been  reduced to zero,  the lesser of the following:

                             (i)    $445,000; and

                             (ii)   99% of the amount described in Section 4.02(b)(ii)(C)2.
                    above; and

                       (b)   second,   to  the   Class   A-7   Certificates   and   Class  A-6
                    Certificates,   sequentially   in  that  order,   until  the   Certificate
                    Principal Balances thereof have been reduced to zero; and

               (D)    fourth,  the  balance  of  the  Senior  Principal   Distribution  Amount
           remaining  after the  distributions,  if any,  described in Section  4.02(b)(ii)(C)
           above  shall  be  distributed  to  the  Class  A-9  Certificates  and  the  Lockout
           Certificates,   sequentially  in  that  order,  until  the  Certificate   Principal
           Balances thereof have been reduced to zero;

               (c)    Notwithstanding   Section  4.02(b),  on  or  after  the  Credit  Support
Depletion  Date,  an amount  equal to the  Class A-P  Principal  Distribution  Amount  will be distributed to the Class A-P Certificates and then the Senior  Principal  Distribution  Amount will  be  distributed  to  the  remaining  Senior  Certificates  (other  than  the  Class  A-P
Certificates  and the Class A-V  Certificates)  pro rata in accordance  with their  respective outstanding Certificate Principal Balances.

               (d)    After the reduction of the Certificate  Principal Balances of the Senior
Certificates  (other than the Class A-P  Certificates) to zero but prior to the Credit Support
Depletion  Date,  the Senior  Certificates  (other  than the Class A-P  Certificates)  will be entitled to no further  distributions  of  principal  thereon and the  Available  Distribution
Amount will be distributed  solely to the holders of the Class A-P, Class A-V and  Subordinate
Certificates, in each case as described herein.

               (e)    In  addition  to  the  foregoing  distributions,  with  respect  to  any
Subsequent  Recoveries,  the Master  Servicer  shall  deposit  such  funds into the  Custodial
Account  pursuant  to Section  3.07(b)(iii)  of the  Standard  Terms.  If,  after  taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such Subsequent  Recoveries will be applied to increase the Certificate  Principal  Balance of the Class of Subordinate  Certificates with a Certificate  Principal Balance greater than zero with the highest  payment  priority to which  Realized  Losses,  other than Excess  Bankruptcy
Losses,  Excess Fraud Losses,  Excess Special  Hazard Losses and  Extraordinary  Losses,  have been  allocated,  but not by more than the amount of Realized Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. The amount of any remaining  Subsequent
Recoveries  will be applied to increase  from zero the  Certificate  Principal  Balance of the
Class of  Certificates  with the next lower  payment  priority,  up to the amount of  Realized
Losses  previously  allocated  to that Class of  Certificates  pursuant to Section  4.05.  Any
remaining  Subsequent   Recoveries  will  in  turn  be  applied  to  increase  from  zero  the
Certificate  Principal  Balance  of the  Class of  Certificates  with the next  lower  payment priority  up to  the  amount  of  Realized  Losses  previously  allocated  to  that  Class  of
Certificates  pursuant to Section 4.05,  and so on. Holders of such  Certificates  will not be entitled  to any  payment in respect of  Accrued  Certificate  Interest  on the amount of such increases for any Interest  Accrual Period  preceding the Interest Accrual Period that relates to the Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the  Certificate  Principal  Balance of each  Certificate of such Class in accordance  with its respective Percentage Interest.

               (f)    On each Distribution  Date, the Yield Maintenance  Payment for the Class
A-7 Certificates will be distributed to the Class A-7 Certificates.

               (g)    Each  distribution  with  respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder  thereof,  and the Depository  shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing  such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the  Company  or the  Master
Servicer shall have any responsibility therefor.

               (h)    Except as otherwise  provided in Section 9.01 of the Standard  Terms, if the  Master  Servicer  anticipates  that a final  distribution  with  respect  to any Class of
Certificates will be made on the next  Distribution  Date, the Master Servicer shall, no later than the Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee shall,  no later than two (2) Business Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates  a notice to the effect  that:  (i)
the  Trustee   anticipates  that  the  final  distribution  with  respect  to  such  Class  of
Certificates  will be made on such  Distribution Date but only upon presentation and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and
(ii) no  interest  shall  accrue on such  Certificates  from and after the end of the  related
Interest  Accrual  Period.  In the event that  Certificateholders  required to surrender their
Certificates  pursuant  to  Section  9.01(c)  of the  Standard  Terms do not  surrender  their
Certificates  for final  cancellation,  the  Trustee  shall  cause  funds  distributable  with respect to such  Certificates to be withdrawn from the  Certificate  Account and credited to a separate  escrow  account  for the benefit of such  Certificateholders  as provided in Section
9.01(d) of the Standard Terms.

Section  4.03         Statements to Certificateholders; Statements to the Rating Agencies;
Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section  4.04         Distribution of Reports to the Trustee and the Company; Advances by the
Master Servicer. (See Section 4.04 of the Standard Terms)

Section  4.05         Allocation of Realized Losses.

        Prior to each Distribution  Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation,  Servicing  Modification,
Debt Service  Reduction,  Deficient  Valuation or REO  Disposition  that  occurred  during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount of the  reduction  in the interest  portion of the Monthly  Payment  due during the  related  Due Period.  The amount of each  Realized  Loss shall be  evidenced  by an Officers'  Certificate.  All Realized  Losses,
other than Excess Special Hazard Losses,  Extraordinary  Losses,  Excess  Bankruptcy Losses or
Excess Fraud  Losses,  shall be allocated as follows:  first,  to the Class B-3  Certificates, until the  Certificate  Principal  Balance  thereof has been reduced to zero;  second,  to the
Class B-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  third, to the Class B-1 Certificates  until the Certificate  Principal  Balance thereof has been  reduced  to zero;  fourth,  to the Class  M-3  Certificates  until  the  Certificate
Principal  Balance  thereof has been  reduced to zero;  fifth,  to the Class M-2  Certificates until the  Certificate  Principal  Balance  thereof has been  reduced to zero;  sixth,  to the
Class M-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  and,  thereafter,  if any such  Realized  Loss is on a Discount  Mortgage  Loan, to the
Class A-P  Certificates in an amount equal to the related  Discount  Fraction of the principal portion  of the  Realized  Loss  until  the  Certificate  Principal  Balance  of the Class A-P
Certificates  has been  reduced to zero,  and the  remainder  of such  Realized  Losses on the
Discount  Mortgage  Loans and the entire  amount of such Realized  Losses on the  Non-Discount
Mortgage  Loans shall be  allocated  among all Senior  Certificates  (other than the Class A-P
Certificates)  on a pro rata basis, as described  below.  The principal  portion of any Excess
Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud  Losses and  Extraordinary
Losses on the Discount  Mortgage Loans shall be allocated to the Class A-P  Certificates in an amount equal to the related  Discount  Fraction  thereof and the  remainder  of the  principal portion and the entire  interest  portion of such  Realized  Losses on the  Discount  Mortgage
Loans and the entire  principal and interest  portion of such Realized  Losses on Non-Discount
Mortgage  Loans will be  allocated  among the Senior  Certificates  (other  than the Class A-P
Certificates) and the Subordinate Certificates, on a pro rata basis, as described below.

        As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates,  on the basis of their then outstanding  Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date (without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a Realized Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to a Class of
Certificates  shall be made by  reducing  the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation  shall be deemed to have occurred on such  Distribution
Date;  provided  that no such  reduction  shall  reduce the  aggregate  Certificate  Principal
Balance of the  Certificates  below the  aggregate  Stated  Principal  Balance of the Mortgage
Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition of  "Certificate  Principal  Balance" and by operation of the  provisions  of Section  4.02(a).  Allocations  of the  interest  portions  of Realized
Losses  (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)
shall be made in  proportion  to the amount of Accrued  Certificate  Interest and by operation of the  definition of "Accrued  Certificate  Interest"  and by operation of the  provisions of
Section  4.02(a).  Allocations  of the interest  portion of a Realized Loss  resulting from an interest  rate  reduction  in  connection  with a  Servicing  Modification  shall  be  made by operation of the  provisions  of Section  4.02(a).  Allocations  of the  principal  portion of
Debt  Service  Reductions  shall be made by operation of the  provisions  of Section  4.02(a).
All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates  of such Class in proportion to the Percentage  Interests evidenced  thereby;  provided that if any Subclasses of the Class A-V  Certificates  have been issued  pursuant to Section  5.01(c) of the Standard  Terms,  such  Realized  Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such Subclasses in proportion  to the  respective  amounts  of  Accrued  Certificate  Interest  payable  on  such
Distribution Date that would have resulted absent such reductions.

Section  4.06         Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
Section 4.06 of the Standard Terms)

Section  4.07         Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the
Standard Terms)

Section  4.08         Surety Bond.  (See Section 4.08 of the Standard Terms)

                      Section 4.09  Reserve Fund.

               (a)    On or before the Closing  Date,  the Trustee  shall  establish a Reserve
Fund on behalf of the  Holders  of the Class A-7  Certificates.  The  Reserve  Fund must be an
Eligible  Account.  The Reserve  Fund shall be entitled  "Reserve  Fund,  Deutsche  Bank Trust
Company Americas,  as Trustee for the benefit of holders of Residential  Accredit Loans, Inc.,
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-QS5". The Trustee shall demand payment  of all money  payable by the Yield  Maintenance  Agreement  Provider  under the Yield
Maintenance  Agreement.  The Trustee shall  deposit in the Reserve Fund all payments  received by it from  the  Yield  Maintenance  Agreement  Provider  pursuant  to the  Yield  Maintenance
Agreement.  On each Distribution Date, the Trustee shall remit the Yield Maintenance  Payment, if any,  from  amounts  received by it from the Yield  Maintenance  Agreement  Provider to the
Holders of the Class A-7  Certificates,  in the manner  provided in Section  4.02(f) and shall remit the Yield  Maintenance  Agreement  Excess  Amount,  if any,  to Merrill  Lynch,  Pierce,
Fenner & Smith  Incorporated,  as it is directed  by the Master  Servicer.  The Trustee  shall invest any cash collateral  received pursuant to the Yield  Maintenance  Agreement as directed
by  the  Master  Servicer  in  consultation  with  Merrill  Lynch,  Pierce,   Fenner  &  Smith
Incorporated

               (b)    The Reserve  Fund is an  "outside  reserve  fund"  within the meaning of
Treasury  Regulationss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any  2006-QS5  REMIC.  The Trustee on behalf of the Trust  shall be the  nominal  owner of the
Reserve Fund.  Merrill  Lynch,  Pierce,  Fenner & Smith  Incorporated  shall be the beneficial owner of the Reserve  Fund,  subject to the power of the Trustee to  distribute  amounts under
Section  4.02(f).  Amounts in the Reserve Fund shall be held  uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.

ARTICLE V

                                       THE CERTIFICATES

                            (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

Section  6.01         Respective Liabilities of the Company and Master Servicer.  (See
Section 6.01 of the Standard Terms.)

Section  6.02         Merger or Consolidation of the Company or Master Servicer; Assignment
of Rights and Delegation of Duties by the Master Servicer.

               (a)    (See Section 6.02(a) of the Standard Terms).

               (b)    (See Section 6.02(b) of the Standard Terms).

               (c)    (See Section 6.02(c) of the Standard Terms).

               (d)    The  conversion of  Residential  Funding  Corporation's  or  Residential
Accredit  Loans,  Inc.'s  organizational  structure  from a Delaware  corporation to a limited liability  company  shall  not  require  the  consent  of any party or notice to any party and shall not in any way affect the rights or obligations of  Residential  Funding  Corporation or
Residential Accredit Loans, Inc. hereunder.

Section  6.03         Limitation on Liability of the Company, Master Servicer and Others.
(See Section 6.03 of the Standard Terms.)

Section  6.04         Company and Master Servicer Not to Resign.  (See Section 6.04 of the
Standard Terms.)

ARTICLE VII

                                           DEFAULT

                           (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                           (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                         TERMINATION

Section  9.01         Optional Purchase by the Master Servicer of All Certificates;
Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a)    (See Section 9.01(a) of the Standard Terms).

        (b)    (See Section 9.01(b) of the Standard Terms).

        (c)    (See Section 9.01(c) of the Standard Terms).

        (d)    (See Section 9.01(d) of the Standard Terms).

        (e)    Upon  termination  of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the Trust  Fund  shall,  under  documents  prepared  by the  Master  Servicer  or
Holders of the Class A-7  Certificates,  assign without  recourse,  representation or warranty all the  right,  title and  interest  of the  Trustee  and the Trust  Fund in and to the Yield
Maintenance Agreement to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section  9.02         Additional Termination Requirements. (See Section 9.02 of the Standard
Terms).

Section  9.03         Termination of Multiple REMICs.  (See Section 9.03 of the Standard
Terms).

ARTICLE X

                                       REMIC PROVISIONS

Section  10.01        REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02        Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
Section 10.02 of the Standard Terms)

Section  10.03        Designation of REMICs.

        The REMIC  Administrator shall make an election to treat the entire segregated pool of assets  described in the definition of REMIC I, and subject to this  Agreement  (including the
Mortgage  Loans)  as a REMIC  ("REMIC  I") and  shall  make an  election  to treat the pool of assets comprised of the  Uncertificated  REMIC I Regular Interests as a REMIC ("REMIC II") for
federal income tax purposes.

        The  Uncertificated  REMIC I Regular Interests will be "regular  interests" in REMIC I and the Class R-I Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1,  Class A-2,  Class A-3,  Class  A-4,  Class A-5,  Class A-6,  Class A-7
(exclusive  of any rights to payment of amounts  received  pursuant  to the Yield  Maintenance
Agreement),  Class A-8,  Class A-9,  Class A-P,  Class M-1,  Class M-2,  Class M-3, Class B-1,
Class B-2 and Class B-3  Certificates  and the  Uncertificated  REMIC II Regular  Interests Z,
the  rights  in and to which  will be  represented  by the  Class  A-V  Certificates,  will be
"regular  interests"  in REMIC II, and the Class R-II  Certificates  will be the sole class of
"residual  interests"  therein for purposes of the REMIC  Provisions (as defined herein) under federal  income  tax law.  On and  after the date of  issuance  of any  Subclass  of Class A-V
Certificates  pursuant  to Section  5.01(c) of the  Standard  Terms,  any such  Subclass  will represent  the  Uncertificated  REMIC II Regular  Interest or  Interests  Z  specified  by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section  10.04        Distributions on the Uncertificated REMIC I Regular Interests and the
Uncertificated REMIC II Regular Interests Z.

        (a)On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the  holder  of the  Uncertificated  REMIC I Regular  Interests,  the  Uncertificated  REMIC I
Regular  Interest  Distribution  Amounts in the  following  order of priority to the extent of
the  Available   Distribution   Amount  reduced  by  distributions   made  to  the  Class  R-I
Certificates pursuant to Section 4.02(a):

               (i)    Uncertificated  Accrued Interest on the  Uncertificated  REMIC I Regular
        Interests  for such  Distribution  Date,  plus  any  Uncertificated  Accrued  Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii)   In  accordance  with the  priority  set forth in  Section  10.04(b),  an amount equal to the sum of the amounts in respect of principal  distributable  on each
        Class of Certificates  (other than the Class R-I Certificates)  under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount  described in Section  10.04(a)(ii)  shall be deemed  distributed to (i)
Uncertificated  REMIC I Regular  Interest V, (ii)  Uncertificated  REMIC I Regular Interest W,
(iii)  Uncertificated  REMIC I Regular  Interest  X, and (iv)  Uncertificated  REMIC I Regular
Interest Y with the amount to be  distributed  allocated  among such  interests in  accordance with the priority  assigned to each Related  Class of  Certificates  (other than the Class R-I
Certificates),   respectively,  under  Section  4.02(b)  until  the  Uncertificated  Principal
Balance of each such interest is reduced to zero.

        (c)The portion of the  Uncertificated  REMIC I Regular Interest  Distribution  Amounts
described  in  Section  10.04(a)(ii)  shall be  deemed  distributed  by REMIC I to REMIC II in accordance  with  the  priority  assigned  to the  Uncertificated  REMIC I  Regular  Interests
relative to that assigned to the Certificates under Section 4.02(b).

        (d)In  determining  from  time to time the  Uncertificated  REMIC I  Regular  Interest
Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i)    Realized Losses  allocated to the Class A-V  Certificates  under Section
        4.05 shall be deemed allocated to the Uncertificated  REMIC II Regular Interests Z pro
        rata  according to the  respective  amounts of  Uncertificated  Accrued  Interest that would  have  accrued  on such  Uncertificated  REMIC II  Regular  Interests  Z for the
        Distribution  Date for which  such  allocation  is being  made in the  absence of such allocation;

               (ii)   Realized Losses  allocated to the Class A-1, Class A-2, Class A-3, Class
        A-4,  Class A-5,  Class A-6 and Class A-9  Certificates  under  Section  4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

               (iii)  Realized  Losses  allocated to the Class A-7 and Class A-8  Certificates under  Section  4.05  shall be  deemed  allocated  to  Uncertificated  REMIC I Regular
        Interest W;

               (iv)   Realized Losses  allocated to the Class A-P  Certificates  under Section
        4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (v)    Realized Losses  allocated to the Class M-1, Class M-2, Class M-3, Class
        B-1,  Class B-2,  Class B-3 and Class R-II  Certificates  under  Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (vi)   Realized  Losses  allocated  to  the  Uncertificated  REMIC  II  Regular
        Interests Z under clause (i), above,  shall be deemed allocated,  in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each  Distribution  Date the Trustee  shall be deemed to  distribute  from REMIC
II, in the  priority  set forth in  Sections  4.02(a) and (b), to the Holders of each Class of
Certificates  (other than the Class R-I Certificates) the amounts  distributable  thereon from the  Uncertificated  REMIC I  Regular  Interest  Distribution  Amounts  deemed  to  have  been received by REMIC II from REMIC I under this Section  10.04.  The amounts  deemed  distributed hereunder  with  respect  to  the  Class  A-V  Certificates  shall  be  deemed  to  have  been distributed in respect of the  Uncertificated  REMIC II Regular Interests Z in accordance with their  respective  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts,  as such
Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

        (f)Notwithstanding  the deemed  distributions  on the  Uncertificated  REMIC I Regular
Interests  described  in this  Section  10.04,  distributions  of funds  from the  Certificate
Account shall be made only in accordance with Section 4.02.

Section  10.05        Compliance with Withholding Requirements.

               Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any
Paying  Agent,  as  applicable,   shall  comply  with  all  federal  withholding  requirements respecting  payments to  Certificateholders,  including  interest or original  issue  discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably believes  are  applicable  under the Code.  The  consent  of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying Agent,  as applicable, does  withhold  any amount  from  interest  or original  issue  discount  payments or advances thereof to any  Certificateholder  pursuant to federal withholding  requirements,  the Trustee
or  any  Paying  Agent,   as  applicable,   shall   indicate  the  amount   withheld  to  such
Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section  11.01        Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02        Recordation of Agreement;  Counterparts.  (See Section 11.02 of the
Standard Terms)

Section  11.03        Limitation on Rights of Certificateholders.  (See Section 11.03 of the
Standard Terms)

Section  11.04        Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05        Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention:   President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:   Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:   Residential Accredit Loans, Inc. Series 2006-QS5

                                   The Trustee designates its offices located at DB Services
                                   Tennessee, 648 Grassmere Park Road, Nashville, TN
                                   37211-3658, Attn:  Transfer Unit, for the purposes of
                                   Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10004

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's                  55 Water Street
Ratings Services, a division of    New York, New York 10041
The McGraw-Hill Companies, Inc.
---------------------------------- --------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

Section  11.06        Required Notices to Rating Agency and Subservicer.  (See Section 11.06
of the Standard Terms)

Section  11.07        Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08        Supplemental Provisions for Resecuritization.  (See Section 11.08 of
the  Standard Terms)

Section  11.09        Allocation of Voting Rights.

               Ninety-seven  percent of all Voting Rights will be allocated  among all Holders of the Certificates,  other than the Interest Only  Certificates and Class R Certificates,  in
proportion  to their then  outstanding  Certificate  Principal  Balances  of their  respective
Certificates,  in  accordance  with each  Class's  Percentage  Interests;  1.0% of all  Voting
Rights will be allocated among the Holders of the Class A-8  Certificates,  in accordance with their  respective  Percentage  Interests;  1.0% of all Voting Rights shall be allocated  among the Holders of the Class A-V  Certificates,  in accordance  with their  respective  Percentage
Interests;  0.5% of all Voting  Rights shall be  allocated  among the Holders of the Class R-I
Certificates,  in  accordance  with their  respective  Percentage  Interests;  and 0.5% of all
Voting  Rights  shall be  allocated  among the  Holders  of the Class  R-II  Certificates,  in accordance with their respective Percentage Interests.

               Section 11.10        No Petition.

               The  Depositor,  Master  Servicer  and  the  Trustee,  by  entering  into  this
Agreement, and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against  the Trust Fund of, any  bankruptcy  proceedings  under any United  States  federal or state  bankruptcy  or  similar  law in  connection  with any  obligation  with  respect to the
Certificates or this Agreement.

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                            By:         /s/ Heather
                                                 Anderson
                                                 Name:   Heather Anderson
                                                 Title:  Vice President

Attest:  /s/ Tim Jacobson
      Name:  Tim Jacobson
      Title: Vice President

                                            RESIDENTIAL FUNDING CORPORATION
[Seal]

                                            By:          /s/ Tim Jacobson
                                                 Name:  Tim Jacobson
                                                 Title: Associate

Attest:/s/ Heather Anderson
      Name: Heather Anderson
      Title: Associate

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                            By:  /s/ Barbara Campbell
                                                 Name:  Barbara Campbell
                                                 Title:  Vice President

                                            By:  /s/ Amy Stoddard
                                                 Name:  Amy Stoddard
                                                 Title:  Authorized Signer

Attest:  /s/ Hang Luu
      Name:  Hang Luu
      Title:  Authorized Signer

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )

               On the 30th day of May,  2006 before me, a notary public in and for said State, personally  appeared  Heather  Anderson,  known to me to be a Vice  President  of  Residential
Accredit Loans,  Inc., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                                 Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )

               On the 30th  day of May,  2006  before  me,  a  notary  public  in and for said
State,  personally  appeared  Tim  Jacobson,  known to me to be an  Associate  of  Residential
Funding  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )

               On the 30th day of May,  2006 before me, a notary public in and for said State, personally  appeared  _______________,  known to me to be a(n)  _________________  of Deutsche
Bank Trust  Company  Americas,  the New York  banking  corporation  that  executed  the within instrument,  and also known to me to be the person who  executed it on behalf of said  banking corporation  and  acknowledged  to me  that  such  banking  corporation  executed  the  within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public
[Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of May,  2006 before me, a notary public in and for said State, personally  appeared  _______________,  known to me to be a(n)  _________________  of Deutsche
Bank Trust  Company  Americas,  the New York  banking  corporation  that  executed  the within instrument,  and also known to me to be the person who  executed it on behalf of said  banking corporation  and  acknowledged  to me  that  such  banking  corporation  executed  the  within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public
[Notarial Seal]

                                         EXHIBIT ONE

                                    MORTGAGE LOAN SCHEDULE

                              [ATTACHMENT FILED AS EXHIBIT 99.1]

                                         EXHIBIT TWO

                                SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate       Discount Fraction       PO Balance
9262774         "$283,023.79 "  0.05595                 0.0675                   $731.58
9941829         "$217,529.75 "  0.0572                  0.046666667             "$10,151.39 "
9989181         "$256,236.85 "  0.0547                  0.088333333             "$22,634.26 "
10001971        "$424,631.92 "  0.0572                  0.046666667             "$19,816.16 "
10046383        "$78,883.87 "   0.05845                 0.025833333             "$2,037.83 "
10318371        "$274,929.98 "  0.0597                  0.005                   "$1,374.65 "
10352333        "$118,818.74 "  0.0597                  0.005                   $594.09
10352786        "$193,907.22 "  0.059981                0.000316667             $61.40
10395480        "$335,681.19 "  0.0597                  0.005                   "$1,678.41 "
10395486        "$305,403.66 "  0.05845                 0.025833333             "$7,889.59 "
10395488        "$360,262.08 "  0.05595                 0.0675                  "$24,317.69 "
10395498        "$228,464.49 "  0.0597                  0.005                   "$1,142.32 "
10395514        "$464,037.59 "  0.0572                  0.046666667             "$21,655.09 "
10395528        "$199,810.24 "  0.0597                  0.005                   $999.05
10395544        "$99,898.04 "   0.05595                 0.0675                  "$6,743.12 "
10395558        "$299,002.05 "  0.0572                  0.046666667             "$13,953.43 "
10403998        "$344,000.00 "  0.0597                  0.005                   "$1,720.00 "
10404138        "$475,094.34 "  0.0597                  0.005                   "$2,375.47 "
10404158        "$131,748.85 "  0.0597                  0.005                   $658.74
10404192        "$538,913.75 "  0.0597                  0.005                   "$2,694.57 "
10439418        "$375,000.00 "  0.05595                 0.0675                  "$25,312.50 "
10439428        "$390,601.36 "  0.05595                 0.0675                  "$26,365.59 "
10439530        "$540,000.00 "  0.05845                 0.025833333             "$13,950.00 "
10452341        "$289,421.16 "  0.0572                  0.046666667             "$13,506.32 "
10454866        "$400,000.00 "  0.0597                  0.005                   "$2,000.00 "
10459325        "$160,261.45 "  0.0597                  0.005                   $801.31
10471857        "$296,947.17 "  0.0497                  0.171666667             "$50,975.93 "
10477407        "$82,842.07 "   0.0597                  0.005                   $414.21
10487185        "$129,152.13 "  0.0597                  0.005                   $645.76
10492759        "$336,000.00 "  0.0597                  0.005                   "$1,680.00 "
10494465        "$294,454.99 "  0.0597                  0.005                   "$1,472.28 "
10501903        "$99,905.11 "   0.0597                  0.005                   $499.53
10502743        "$261,244.86 "  0.05845                 0.025833333             "$6,748.83 "
10508047        "$279,734.32 "  0.0597                  0.005                   "$1,398.67 "
10514883        "$181,827.31 "  0.0597                  0.005                   $909.14
10515059        "$241,746.03 "  0.0597                  0.005                   "$1,208.73 "
10524455        "$220,800.00 "  0.0597                  0.005                   "$1,104.00 "
10524525        "$400,000.00 "  0.05595                 0.0675                  "$27,000.00 "
10529985        "$209,771.88 "  0.05845                 0.025833333             "$5,419.11 "
10537843        "$68,850.00 "   0.0572                  0.046666667             "$3,213.00 "
10537917        "$233,954.02 "  0.0597                  0.005                   "$1,169.77 "
10537947        "$91,121.29 "   0.0597                  0.005                   $455.61
10537949        "$171,976.17 "  0.0597                  0.005                   $859.88
10538175        "$273,079.45 "  0.0597                  0.005                   "$1,365.40 "
10538189        "$400,000.00 "  0.0597                  0.005                   "$2,000.00 "
10538223        "$324,381.65 "  0.0597                  0.005                   "$1,621.91 "
10538281        "$94,070.69 "   0.0597                  0.005                   $470.35
10538387        "$115,779.30 "  0.0597                  0.005                   $578.90
10538697        "$149,707.67 "  0.05845                 0.025833333             "$3,867.45 "
10538709        "$144,750.00 "  0.0597                  0.005                   $723.75
10538713        "$116,623.44 "  0.0597                  0.005                   $583.12
10538717        "$447,129.02 "  0.0572                  0.046666667             "$20,866.02 "
10541517        "$141,723.26 "  0.05845                 0.025833333             "$3,661.18 "
10541659        "$139,733.62 "  0.0597                  0.005                   $698.67
10541703        "$266,714.55 "  0.05345                 0.109166667             "$29,116.34 "
10541789        "$205,600.00 "  0.0597                  0.005                   "$1,028.00 "
10541803        "$285,855.10 "  0.0597                  0.005                   "$1,429.28 "
10544083        "$262,250.93 "  0.0597                  0.005                   "$1,311.25 "
10544141        "$129,876.65 "  0.0597                  0.005                   $649.38
10546623        "$244,767.53 "  0.0597                  0.005                   "$1,223.84 "
10547143        "$107,895.03 "  0.05845                 0.025833333             "$2,787.29 "
10549361        "$400,000.00 "  0.05845                 0.025833333             "$10,333.33 "
10557123        "$417,209.94 "  0.0522                  0.13                    "$54,237.29 "
10557133        "$154,392.76 "  0.05845                 0.025833333             "$3,988.48 "
10557135        "$850,000.00 "  0.0572                  0.046666667             "$39,666.67 "
10557163        "$578,300.19 "  0.05845                 0.025833333             "$14,939.42 "
10557189        "$697,637.75 "  0.05845                 0.025833333             "$18,022.31 "
10557235        "$523,153.71 "  0.0572                  0.046666667             "$24,413.84 "
10562551        "$352,000.00 "  0.0597                  0.005                   "$1,760.00 "
10562665        "$416,000.00 "  0.0597                  0.005                   "$2,080.00 "
10563917        "$311,703.96 "  0.0597                  0.005                   "$1,558.52 "
10564223        "$479,544.55 "  0.0597                  0.005                   "$2,397.72 "
10566143        "$245,000.00 "  0.0597                  0.005                   "$1,225.00 "
10566213        "$300,000.00 "  0.0572                  0.046666667             "$14,000.00 "
10566243        "$169,830.76 "  0.0572                  0.046666667             "$7,925.44 "
10566251        "$248,000.00 "  0.0547                  0.088333333             "$21,906.67 "
10566295        "$188,816.30 "  0.05845                 0.025833333             "$4,877.75 "
10566361        "$86,600.00 "   0.0597                  0.005                   $433.00
10567555        "$110,000.00 "  0.0597                  0.005                   $550.00
10573197        "$255,182.02 "  0.0572                  0.046666667             "$11,908.49 "
10573565        "$400,000.00 "  0.0597                  0.005                   "$2,000.00 "
10573617        "$324,000.00 "  0.0597                  0.005                   "$1,620.00 "
10573677        "$260,000.00 "  0.0597                  0.005                   "$1,300.00 "
10573733        "$171,672.75 "  0.0597                  0.005                   $858.36
10573763        "$327,672.85 "  0.0571                  0.048333333             "$15,837.52 "
10573979        "$385,600.00 "  0.0597                  0.005                   "$1,928.00 "
10574235        "$340,000.00 "  0.0572                  0.046666667             "$15,866.67 "
10578617        "$510,714.95 "  0.0597                  0.005                   "$2,553.57 "
10578687        "$362,500.00 "  0.0597                  0.005                   "$1,812.50 "
10579323        "$127,600.00 "  0.05845                 0.025833333             "$3,296.33 "
10582155        "$113,360.00 "  0.0597                  0.005                   $566.80
10588241        "$232,000.00 "  0.0597                  0.005                   "$1,160.00 "
10597271        "$1,000,000.00  0.05595                 0.0675                  "$67,500.00 "
10604339        "$151,900.00 "  0.0597                  0.005                   $759.50
10605119        "$190,000.00 "  0.0597                  0.005                   $950.00
10607341        "$172,380.00 "  0.05845                 0.025833333             "$4,453.15 "
10613423        "$220,000.00 "  0.05845                 0.025833333             "$5,683.33 "

                                        EXHIBIT THREE

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

(i)     the applicable Record Date, Determination Date and Distribution Date;

(ii)    the  aggregate  amount of  payments  received  with  respect  to the  Mortgage  Loans, including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
        Subservicer;

(iv)    the amount of any other fees or expenses paid;

(v)      (a) the amount of such distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount included therein representing Principal Prepayments;

(vi)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)  the aggregate  Certificate Principal Balance of each Class of Certificates and each of the Senior  Percentage  and  Subordinate  Class  Percentage,  before and after  giving effect to the amounts  distributed on such Distribution Date,  separately  identifying any  reduction  thereof  due to  Realized  Losses  other  than  pursuant  to an actual distribution of principal;

(ix)    the  aggregate  Certificate  Principal  Balance  of each of the Class A  Certificates,
        Class M Certificates and Class B Certificates as of the Closing Date;

(x)     the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

(xi)    the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xii)   if applicable,  the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount and
        as of the close of business on the applicable Distribution Date;

(xiii)  the Pool Stated  Principal  Balance  and number of the  Mortgage  Loans  after  giving effect to the  distribution of principal on such  Distribution  Date and the number of
        Mortgage Loans at the beginning and end of the related Due Period;

(xiv)   on the basis of the most recent reports furnished to it by  Sub-Servicers,  the number and Stated  Principal  Balances of Mortgage  Loans that are Delinquent (A) 30-59 days,
        (B) 60-89 days and (C) 90 or more days and the number  and Stated  Principal  Balances of Mortgage Loans that are in foreclosure;

(xv)    the aggregate amount of Realized Losses for such Distribution Date;

(xvi)   the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04;

(xvii)  any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xviii) any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement.

(xix)   the related Subordinate Principal Distribution Amount;

(xx)    the  number,  aggregate  principal  balance and Stated  Principal  Balances of any REO
        Properties;

(xxi)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
        Date;

(xxii)  the Pass-Through Rate with respect to the Class A-V Certificates;

(xxiii) the Pass-Through  Rates on the Floater  Certificates and Inverse Floater  Certificates
        for such Distribution Date, separately identifying LIBOR for such Distribution Date;

               (xiv)  the  Notional  Amount  with  respect  to each  class  of  Interest  Only
        Certificates;

               (xv)   the occurrence of the Credit Support Depletion Date;

               (xvi)  the related Senior  Accelerated  Distribution  Percentage  applicable to such distribution;

               (xvii) the related Senior Percentage for such Distribution Date;

               (xix)  the aggregate  amount of any recoveries on previously  foreclosed  loans from Sellers; and

               (xx)   with  respect  to the Class A-7  Certificates,  the  amount of any Yield
        Maintenance   Payment  and  Yield   Maintenance   Agreement  Excess  Amount  for  such
        Distribution  Date,  if any, and any  shortfall in amounts  previously  required to be paid under the Yield Maintenance Agreement for prior Distribution Dates.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website is www.tss.db.com/invr.

                                                  EXHIBIT FOUR

===============================================================================================================

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT

                                           Dated as of March 1, 2006

                                       Residential Accredit Loans, Inc.
                                Mortgage Asset-Backed Pass-Through Certificates

===============================================================================================================

                                               TABLE OF CONTENTS

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company
                          42

        Section 2.04. Representations and Warranties of Residential Funding................44

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing
                          Interests in REMIC I Certificates................................46

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance
                          by the Trustee...................................................46

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............46

        Section 2.08. Purposes and Powers of the Trust.....................................46

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01. Master Servicer to Act as Servicer...................................46

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders
                          50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......50

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account   50

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the Mortgage Loans  55

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder57

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...58

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;

        Section 4.02. Distributions.     As provided in Section 4.02 of the Series Supplement74

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting........................................................74

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances by the Master

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of
                          Rights and Delegation of Duties by Master Servicer...............89

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and Others90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.99

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon
                          Purchase by the Master Servicer or Liquidation of All Mortgage Loans105

        Section 10.03.Designation of REMIC(s). As provided in Section 10.03 of the Series Supplement
                          114

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular Interests. As
                          provided in Section 10.04 of the Series Supplement..............114

        Section 10.05.Compliance with Withholding Requirements. As provided in Section 10.05 of the

                                                   EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     .......Information to be Provided by the Master Servicer to the Rating Agencies
Relating to Reportable Modified Mortgage Loans
Exhibit R:     .......Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the
"Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the
"Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company
(together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the
"Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates (other than any Principal Only Certificates), interest accrued during the related Interest
Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount
thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
               4.01),

         (ii)  the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in
               the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related
               Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
               Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses,
               Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any other interest shortfalls not covered by the subordination provided by the Class M
               Certificates and Class B Certificates, including interest that is not collectible from the
               Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement:  The Addendum and Assignment Agreement, dated as of January 31,
1995, between MLCC and the Master Servicer.

        Additional Collateral:  Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution:  As to any Distribution Date and, with respect to any Mortgage
Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the
Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation
Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related
Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such
Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the
Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and
the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or
such other contracts as may be set forth in the Series Supplement.

        Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the
Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 or Section
9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the
Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the
Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the
Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y)
amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the
Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e)
is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the
Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of Illinois
or the State of Minnesota (and such other state or states in which the Custodial Account or the Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any
Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing
Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is
comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group,  during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all
Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds,
Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate
Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative
Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or "Certificateholders"
shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the
Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only
Certificate), on any date of determination, an amount equal to:

         (i)   the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate
               Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts previously distributed with respect to such
               Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal
               Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in
               Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
               Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage
Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate
Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class A-V
Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P
Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause
(C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A)    the related Discount Fraction of the principal portion of each Monthly Payment on each
        Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)    the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan
        Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage
        Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent
        Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount
        Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of
        the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C)    in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan
        (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage
        Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess
        Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an
        amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of
        such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)    any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F)    the related Discount Fraction of the portion of the Capitalization Reimbursement Amount
        (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each
        Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support
Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the
Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate:  Any one of the Certificates designated as a Class B-1 Certificate, Class B-2
Certificate or Class B-3 Certificate.

        Class M Certificate:  Any one of the Certificates designated as a Class M-1 Certificate, Class M-2
Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest
Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage
Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the
Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement:
"Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate,
(iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement:  The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of
Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master
Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

        Custodial Agreement:  An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the
Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the
Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy
Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the
Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

        Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and
so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co.  The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the
Depository.

        Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net
Mortgage Rate.  The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage
Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount
Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United States, any
State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates
(other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person.
The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series
Supplement.

        Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an
Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or
(iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

        Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

        Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount:  With respect to any  Distribution Date on which the aggregate
Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest
Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate
Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution
Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such
Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P
Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan
Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the
Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)     nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
        Hazard Loss";

(c)     hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.      by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)     insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority;
        or risks of contraband or illegal transportation or trade.

        Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an
Extraordinary Event.

        Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date:  The Distribution Date on which the final distribution in respect of the
Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits:  As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance:  With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates, the
amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the
Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates:  A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no
Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or
(c) a citizen of a country other than the United States with income derived from sources outside the United
States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior
Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

        Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans  designated as a separate loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority:  As of any date of determination and any Class of Subordinate Certificates, any other
Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section
4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii)
of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated
REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage
Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the
Mortgage Loans.

        Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be
Nonrecoverable Advances.  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate:  A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the
Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer,
as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest:  With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional
Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate
Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
        acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be
        A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of
        Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
        (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of
        Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of
Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any
Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal
Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its
Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement:  With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

        Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the
Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of Subordinate
Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction
(expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each
Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such
Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related
REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest
(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan))
paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period:  As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage
Loan that is made by the Mortgagor.

        Program Guide:  Collectively, the Client Guide and the Servicer Guide for Residential Funding's
Expanded Criteria Mortgage Program.

        Purchase Price:  With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan
               (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii)   have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
               Mortgage Loan at the time of substitution;

        (iv)   have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
               Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute
Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the
Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any
Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip
               Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement.  If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero)
               equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any)
               at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to
               Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal
               Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or
               Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b)    which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2)
               the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has become the object of a Debt Service Reduction, the amount of such Debt Service
               Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC Administrator:  Residential Funding Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding)
on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative
Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial
Account only upon the related REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a
Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing
Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional Collateral Loan that becomes a Liquidated
Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage
Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related
Additional Collateral.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

        Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions:  The schedule setting forth the Discount Fractions with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller  Contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 70% of the related  Subordinate
        Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 60% of the related  Subordinate
        Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 40% of the related  Subordinate
        Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 20% of the related  Subordinate
        Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
        Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent
        60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all
        Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the
        Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%
        or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate
        Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior
Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated
Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the
Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages
(calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior
Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the
Series Supplement.

        Series:  All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a
Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i)
the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a
Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance:  With respect to any Mortgage Loan or related REO Property, as of any
Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing
Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal
Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation
Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section
5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests
specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates, executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate
Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution
Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the
Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a
Realized Loss.

        Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional Collateral Loans subserviced by
MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged
Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage
Corporation, the  Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master
Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series
Supplement.

        Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

        Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual
Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more
REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)    all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any
        Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii)   property that secured a Mortgage Loan and that has been acquired for the benefit of the
        Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States
Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,  (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.
        Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole.  All references herein to Articles, Sections or
Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the
Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section
2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more
Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage
        Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
        executed in blank;

(iv)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(vii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(viii)  An executed assignment of the interest of the originator in the Security Agreement, Assignment of
        Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the
        Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in Section
2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the
Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x)
(or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the
Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November
27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan
Practices Act effective November 7, 2004 or (iv)  a "High-Cost Home Loan" as defined in the Indiana House
Enrolled Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section
2.01(b).  If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form
UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c).  In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in
blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and (v) and (II)(vi) and (vii) and
that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R)System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing
Date, the MERS(R)System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a)
the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this
Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any Additional
Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional
Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated
REMIC Regular Interests for the benefit of the Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by
the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this
Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the
New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b)
the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related
Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,
(C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the
Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the
Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial
Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313,
9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this
Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC
Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any
Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of
Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential
Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund.  The
Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date.
Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the
Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned
Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv)
all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the
Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i)
above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of
Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Mortgage Files by the
Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a
Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement.  If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require
Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price, within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)
of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.
The Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to Residential Funding the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the
        Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the
        Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  Within
90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage
Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the
Trustee on behalf of the Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the
Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the
Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan.  Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.  Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage
Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either (i) cure such breach in all material respects within
90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that
Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered.  If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the
Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.  No substitution will be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the Certificateholders will include the
Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount
Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans
and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan
was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the
Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any
Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement)
has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).  Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the
Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the
Certificateholders or the Trustee on behalf of Certificateholders.  If the Master Servicer is Residential
Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential
Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                      REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities.   Notwithstanding the
provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any
Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section
3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The
Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer
shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of
the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.
Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related
Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the
Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master
Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this
Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master
Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a
Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the
Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage
Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the
Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the
Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a
Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the
Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing
Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing
Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the
Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this
Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the
Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this Agreement, the
Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master
Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any
Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the
Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master
Servicer, such default is reasonably foreseeable;  provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off
Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date,
(3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications
(measured at the time of the Servicing Modification and after giving effect to any Servicing Modification)
can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the
Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage
Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage
Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the
        Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including
        Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the
        Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with
        Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any
        Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account.  In the event any amount not required to be deposited in the Custodial Account is so deposited, the
Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial
Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its
Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing
Agreement.  If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the
Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage
Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any
Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.
Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a
Subservicing Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master
Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
        4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds,
        Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
        (B) recoveries of amounts in respect of which such advances were made in the case of Servicing
        Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained)
        which, when deducted, will result in the remaining amount of such interest being interest at the Net
        Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by
        Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate
        Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the
        manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master
        Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
        Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master
Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate
Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the
Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the
Company had knowledge of such Primary Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value
Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement
Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage Loans, the Master
Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative
Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds
to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan (other than a
Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate Account
Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master
Servicer in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie
Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company.  Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the
extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage
Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance
Policy.  Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in
Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B)
cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the
Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or
(ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the
Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the
Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any
REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the
Master Servicer or the related Subservicer for processing such a request will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage
Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage
Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the
Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through
Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds).  In
the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master
Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and
provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the
Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge
Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders.
Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the
Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related
Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted
Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO
Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii)
for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any
other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO
Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such
REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any
REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust
Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the
Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the
Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no
REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such
REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master
Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation
Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO
Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed;
third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States
Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together,
"foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the
Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File.  Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.  The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master
Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net
Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e)
below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance
Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in
Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master
Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution
Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date.  Such reduction shall be applied during such period as follows: first, to any Servicing
Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after it receives a written request from the Trustee or the Company, the
Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding
Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in
Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A)    A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the
American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the
Certificates from any Person or Persons identified by the Company or Residential Funding.  The Company may,
but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The Company shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").  The Master Servicer
shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full
Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the
Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the
"Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown
Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such
Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance
Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such
Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another
Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any
Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or
Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the
Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing
Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance
Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement
Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and
(vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of
Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a
Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement
Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in Section
3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance
Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance
Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable
Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility
Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing
Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master
Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the
Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such
Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i)    Any successor  Master  Servicer to Residential  Funding (a "Successor  Master  Servicer")
        and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the  succession  of a  Successor  Master
        Servicer,  (A) to the extent that any Advances or  Servicing  Advances  with respect to any  particular
        Mortgage Loan are  reimbursed  from payments or  recoveries,  if any, from the related  Mortgagor,  and
        Liquidation Proceeds or Insurance Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made,  first,  to the  Advancing  Person or Advance  Facility  Trustee in respect of  Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing
        Person or Advance  Facility Trustee in such Advances and/or  Servicing  Advances,  second to the Master
        Servicer in respect of Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the Successor  Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances and
        Servicing Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing Person or
        Advance Facility Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate outstanding  unreimbursed Advances and Servicing Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer
        pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this Section  3.22(e), some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential  Funding or the
        Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for
        all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
        Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility
        Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee,  to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is  terminated  at a time when the  Master  Servicer  is a party to an
        Advance  Facility,  and is replaced by a Successor Master  Servicer,  and the Successor Master Servicer
        directly  funds  Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all  payments  and  recoveries  received  from the  related  Mortgagor  or received in the form of
        Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection  with a liquidation of such Mortgage Loan) will be allocated  first to the Advancing  Person or Advance Facility Trustee until the related  Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be  reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment  to this Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section
3.22,  including  amendments to add provisions relating to a successor Master Servicer,  may be entered into by
the  Trustee,  the  Certificate  Insurer,   Company  and  the  Master  Servicer  without  the  consent  of  any
Certificateholder,  with written  confirmation  from each Rating Agency that the  amendment  will not result in the  reduction  of the  ratings  on any class of the  Certificates  below the  lesser  of the then  current  or original  ratings  on  such  Certificates,  and  an  opinion  of  counsel  as  required  by  Section  11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off  that the Trust Fund,  the  Trustee,  the Company,  any  Successor  Master
Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

        (i)    At any time when an  Advancing  Person  shall have  ceased  funding  Advances  and/or  Servicing
Advances  (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have received  Reimbursement  Amounts  sufficient  in the  aggregate to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person, then upon the  delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign)  to the  Trustee  terminating  the  Advance  Facility  Notice  (the  "Notice of  Facility
Termination"),  the Master  Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted
Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee shall provide prior notification to the Company, the Master Servicer and the
Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the
Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable period of time after it receives a written request from a Holder of a Class R
Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the
Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master
        Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the
Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments
(with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage
Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate
Account Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution
Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such
Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00
P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New
York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the
Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any
Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master
Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;
provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first
Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last
Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated
as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer, without recourse, to the Master Servicer, which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the
Trustee or the Certificateholders with respect thereto.

        If, however,  the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written  request of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional
Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the
Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety.  The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such
Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety
Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
Section 4.02.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class X, Class M, Class B, Class P and Class R Certificates shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary
Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the
Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the
Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the
Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates.  In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate
Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange
(such instructions shall contain information regarding the Class of Certificates and the Certificate
Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the
Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the
Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of
Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new
Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the
Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for
Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange"
substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which
Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests
corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial
Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC
Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through
Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate
Registrar for authentication and delivery in accordance with Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any
Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or
Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate or Class P Certificate is to
be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the
Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master
Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer"
as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A.
The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)    In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to
               the effect that the purchase or holding of such Class B, Class P or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as
               amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any
               obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective
               Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class
               B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or
               Class P Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class
               B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor
               Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
               Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
               (b), a "Complying Insurance Company").

               (ii)   Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such
               Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, PTE
               2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
               Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent)
               by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii)  (A)  If any Class M Certificate (or any interest therein) is acquired or held by any
               Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported Certificate Owner whose acquisition or holding of any Class M
               Certificate (or interest therein) was effected in violation of the restrictions in this Section
               5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any
               Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
               Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the
               Trustee shall require delivery to it, and shall not register the Transfer of any Class R
               Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and
               Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an
               Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its
               Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a
               "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section
               1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a
               "pass-through interest holder."

(ii)    The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the
        Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to
        Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)   (A)           If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R
        Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
        Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
               Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
               Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its
               Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the
        Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an
        Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
        including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates
               below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master
               Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
               Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a
               REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any Class, but the
Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the
Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the
Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the
Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new
Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust
Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the
Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the
Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each
Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master
Servicer herein.  By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each
Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the
Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series
Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.
Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section
9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the
Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of
        Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
        Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance
        Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,
        the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the
Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the
Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master
Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial
Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly
Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential
Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing
Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.  Upon the termination of Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial
Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the
Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

        (b)  In connection with the termination or resignation of the Master Servicer hereunder, either (i)
the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage
Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master
Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master
Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b).  The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all
Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such
Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of
Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of
Certificates in the manner set forth in Section 11.01(b)(i) or (ii).  Upon any such waiver of a default or
Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all
Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this
Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the
REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of
        Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a
        Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the
        Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
        Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
        Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the
Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution,
        Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
        Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a
        Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax
        Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the
Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the
Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial
Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master
Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section
8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of
Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii)
to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article
XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such
Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master
Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
(whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders.  Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  Each Custodial Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the United States at the address designated in
Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any
        Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of
        21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series
        Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws
        Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii)
above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the
Mortgage Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding
Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.  If the Master
Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

               (b)    The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
        Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
        Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution
        Date (which shall be a date that would otherwise be a Distribution Date) upon which the
        Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their
        Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding
        Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the
        Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the
        Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii)   the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master
        Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master
Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each
Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the
Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c)
below.

(b)     In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the
Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master
Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the
Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such
Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the
Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause
(A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the
Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d)     If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the
Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master
Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any
Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i)
result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in Section
860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to
        Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust
        Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final
        Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the
Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the
Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement.  The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section
860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and
"residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each
Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each
REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section
301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants'
fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare
Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any
Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the
Master Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any
REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust
Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the
Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the
Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage
Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master
Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the
REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
        Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate
        Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the
        Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating
        Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such
        Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series
        Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such
        Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii)  to amend any provision herein or therein that is not material to any of the
        Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal
Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the
Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by
General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this
Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential
Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by
Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such
Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,  (ii) shall notify the
Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or (i) below, or (iii)
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to
        Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial Account or (2) a change in the location of the
        Certificate Account,
(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g)
or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the
Trustee pursuant to a Supplemental Article.  The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the
Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.  In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring
Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master Servicer acknowledge and agree that the purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Company  shall  not  exercise  its  right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable  requests made by the  Company  in good faith for  delivery  of  information  under  these  provisions  on the basis of  evolving interpretations  of  Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably with the  Company to  deliver  to the  Company  (including  any of its  assignees  or  designees),  any and all
disclosure,  statements,  reports,  certifications,   records  and  any  other  information  necessary  in  the
reasonable,  good faith  determination  of the Company to permit the Company to comply with the  provisions  of
Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)....The  Trustee  shall be deemed to  represent  and  warrant  to the  Company as of the date hereof and on each date on which  information  is provided to the Company  under  Sections  12.01,  12.02(b) or
12.03  that,  except as  disclosed  in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance  by it of its trustee obligations under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii)
there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv) there are no  relationships  or  transactions  (as described in
Item 1119(b) of  Regulation  AB)  relating to the Trustee  with respect to the Company or any sponsor,  issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction  party  (as  each of  such  terms  are  used  in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the
Closing Date (each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than  would  be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and
(v) the Trustee is not an affiliate  (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction
Party.  The Company  shall  notify the Trustee of any change in the identity of a  Transaction  Party after the
Closing Date.

               (b)....If so  requested  by the  Company on any date  following  the Closing  Date,  the Trustee
shall,   within  five  Business  Days  following  such  request,   confirm  in  writing  the  accuracy  of  the
representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the
Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company  shall have a  reasonable  basis for  questioning  the accuracy of any of the  representations  and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the Company's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the  Company a written  description  of  (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the related  Distribution  Date with  respect  to each  Report on  Form 10-D  with  respect  to the  Certificates  filed by or on behalf of the
Company,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the
Trustee  under this  Article XII is  materially  correct and does not have any  material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Company  will  allow the  Trustee  to review  any disclosure  relating  to material  litigation  against the  Trustee  prior to filing such  disclosure  with the
Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the Company)
regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm satisfying the requirements of
Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities
Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

.......................(i)(A) any untrue  statement of a material  fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under this
Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee
Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading; or

.......................(ii)   any failure by the Trustee to deliver any  information,  report,  certification or other  material when and as required  under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                   EXHIBIT A

 FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH
RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[          ] OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[              ] PER [$1,000] [$100,000]
OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION
OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                                       Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                SERIES ____-___

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               A-      Certificates with respect to a Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans]
               formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                            is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the
aggregate [Initial Certificate Principal Balance of all Class A-       Certificates] [Initial [Interest
Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be
distributed to Holders of Class A-     Certificates on such Distribution Date.  [The [Interest Only/Class
A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC
Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount
of the [Interest Only/Class A-V]-   Certificates as of any date of determination is equal to the aggregate
Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests
represented by such [Interest Only/Class A-V]-   Certificates immediately prior to such date.] [The [Interest
Only/Class A-V][-  ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
[Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass
Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT A-1

                                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Corporation                   Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               SERIES ____-____

        Evidencing  a percentage  interest in the  distributions  allocable to the Class X  Certificates with  respect  to a  Trust  Fund  consisting  primarily  of  a  pool  of  [one-  to  four-family
        residential,  payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate nor the underlying
Mortgage  Loans are  guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential
Accredit  Loans,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or any of their affiliates will have any  obligation  with  respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

        This  certifies that  _________________________  is the  registered  owner of the  Percentage  Interest evidenced by this  Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the
Aggregate Notional Amount of all Class X Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [one- to four-family  residential, payment-option,  adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization  feature]  (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company, the Master  Servicer  and  ________________________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding  the  month of such  distribution  (the  "Record
Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount required to be distributed to Holders of Class X Certificates on such Distribution Date.  The Class X Certificates have no Certificate Principal Balance.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that purpose in the City and State of New York.  The Initial  Notional
Amount of this Certificate is set forth above.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated  as  Mortgage  Asset-Backed  Pass-Through  Certificates  of  the  Series  specified  hereon  (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the
Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this
Certificate  shall be  conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such consent is made upon the  Certificate.  The Agreement  also permits the amendment  thereof in certain  circumstances  without  the  consent  of the  Holders of any of the  Certificates  and,  in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that  any such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date  Principal
Balance of the Mortgage Loans.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT B

                                          FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT,
AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000]
OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE
OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY
OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION
EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002)
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY
OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER
THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN
INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN
"INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III
OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE
COMPANY).

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT
EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC
EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY
LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH
TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY
PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST
FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT
OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a  percentage   interest  in  any  distributions   allocable  to  the  Class  M-
        Certificates  with respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
        ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-     Certificates,
both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be
distributed to Holders of Class M-     Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               Any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S.
Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a
"complying insurance company).

               If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either
(i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.  The
Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT C

                                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES AND CLASS M CERTIFICATES  [AND
CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT.

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
CODE.  THE FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED
IN THE  PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN  ISSUED  WITH NO MORE THAN  $[      ]  OF OID PER
$[1,000] OF INITIAL CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER $[1,000] OF INITIAL  CERTIFICATE
PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a  percentage   interest  in  any   distributions   allocable  to  the  Class  B-
       Certificates  with  respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to  four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
       ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this
Certificate by the aggregate Certificate Principal Balance of all Class B-     Certificates, both as
specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption
("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60..

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT C-I

                                          FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT).

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

C-I-6

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Corporation                   100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a percentage  interest in any  distributions  allocable  to the Class P  Certificates with  respect  to  the  Trust  Fund  consisting  primarily  of a pool  of  [one-  to  four-family
       residential,   payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ____________________________ is the registered owner of the Percentage
Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by
Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business
Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution
Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT D

                                          FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY
OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY
OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a percentage  interest in any  distributions  allocable to the Class R  Certificates with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one- to four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL  ACCREDIT
        LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R
Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any
attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv)
if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i)
an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and
stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT E

                                       FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____________  day of  _____________________, 20 __________, by and between
Residential Funding Corporation, its successors and assigns ("Residential Funding") and
 _________________________________________ (the "Seller/Servicer," and, together with Residential Funding, the
"parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides.  All provisions of the
Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing.  Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)     There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this
                      Contract.

(4)     Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by
United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (________)  _____-____________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in
Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this
Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this
Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                         (Name of Seller/Servicer)
By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
======================================= =========================================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                                   EXHIBIT F
                                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and
Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:  _______________________
Title:
Date:

                                                  EXHIBIT G-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution]
[corporation] duly organized and existing under the laws of [the State of ____________________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the
Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a)
of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization"
means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of
Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent
(which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii)
that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ______________________________.

11.     This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.     That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto
attached, attested by its [Assistant] Secretary, this          day of                               , 200    .

                                            [NAME OF OWNER]

                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this _________  day of __________, 200__.

                                                 NOTARY PUBLIC

                                            COUNTY OF  __________________________
                                            STATE OF
                                             My Commission expires the _____ day of _____, 20 .

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT G-2

                                        FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by
                               ______________________________________________________(the "Seller") to
  ________________________________________________________________________________(the "Purchaser") of
$ _________________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is
or will be to impede the assessment or collection of any tax.

2.      The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1.
The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for
United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.      The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT H

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                                        ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                                              ________________(the "Purchaser") intends to purchase from
 _____________________________________________________(the "Seller") $__________________________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and
__________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.      The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law,
               (b) the Company is not required to so register or qualify the Certificates, (c) the
               Certificates may be resold only if registered and qualified pursuant to the provisions of the
               Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private
               Placement Memorandum, dated                                       , 20    , relating to the
               Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.  [If the
               Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement
               Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the
               Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.      The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
               Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
               through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
               Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee benefit or other plan subject to the prohibited transaction provisions of the
               Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
               Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an insurance company, the source of funds to be used by it to purchase the Certificates is an
               "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
               Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any
Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT I

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                      _________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by ________________ (the "Seller") to ___________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class   (the "Certificates"), issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and
__________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities
Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT J

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:

               The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A
Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A
Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the
Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1,
____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
        Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
        144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
        Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section
        4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101](1); or

                      (b)    is an insurance company, the source of funds to be used by it to purchase the
        Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
        Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original;
        such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                                                                                           ANNEX 1 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President
or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

--      Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
               $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--      Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--      Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974.

--      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
               Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--      Business Development Company.  The Buyer is a business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940.

--      Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.      The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6.      If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                                                                           ANNEX 2 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

8.      As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in
SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of
1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer owned $______________________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family of Investment Companies which owned in the aggregate
               $_______________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the
Buyer's own account.

13.     The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:_____________________________________
                                                 Name:
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT K

                                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                               LIMITED GUARANTY]

                                                 ARTICLE XIII

                            Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject to
subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or
Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

               (b)    Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any
Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and
Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the
Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized
Loss or Losses.  Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the
Certificateholders for purposes of Section 4.05.  Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the
Subordinate Certificate Loss Obligation.

               (c)    Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02.  Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the
Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master Servicer.

               (e)  All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the
Distribution Date for such month to the Class B Certificateholders.

               (f)    The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on
"contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or
Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General
Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b)
the original rating assigned to the Class B Certificates by such rating agency.  Any replacement of the
Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the
Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the
Master Servicer and the Trustee shall reasonably request.  Neither the Company, the Master Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss
Obligation under any circumstance.

               Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding Sections 11.01 or
13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and
Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B
Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master
Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                   EXHIBIT L

                                          [FORM OF LIMITED GUARANTY]

                                               LIMITED GUARANTY

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                Mortgage Asset-Backed Pass-Through Certificates
                                                Series ____-___

                                                                                  _____________, 200

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the
"Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No.
thereto, dated as of                 , with respect to the Mortgage Asset-Backed Pass-Through Certificates,
Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of
Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to
Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution
Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss
Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 13.01 of the Servicing Agreement.

               (b)    The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification, Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of GMAC under this Limited
Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.      Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.      Authorization and Reliance.  GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:  _______________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                                   EXHIBIT M

                         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                         _____________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series ____-___
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by
 ___________________________________(the "Trustee") to _______________________________________________  (the
"Lender") of ______________________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as Master
Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii)           the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)          the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)           such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ______________________
                                            Name:
                                            Title:

                                                   EXHIBIT N

                                         FORM OF REQUEST FOR EXCHANGE

                                                                                                         [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Corporation, as the Holder of a _________% Percentage Interest of the
[Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced
Certificates for the Subclasses referred to below:

1.      [Interest Only/Class A-V]-   Certificates, corresponding to the following Uncertificated REMIC Regular
                      Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial
                      Pass-Through Rate on the [Interest Only/Class A-V]-   Certificates will be
                      $ ___________________ and   __________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC
Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the
Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc.,
Residential Funding Corporation and __________________, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:    __________________________
                                            Name:
                                            Title:

                                                   EXHIBIT O

                                        Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports")
created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit
Loans, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the
Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                   EXHIBIT P

                           [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, Residential Funding Corporation, as Master Servicer, and
the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:______________________________
                                                   Title:

                                                   EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                                MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                   EXHIBIT R

                        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.

----------------- -------------------------------------------------------- ------------------